As filed with the Securities and Exchange Commission on February 16, 2001

                                                 1933 Act Registration No. 33-12
                                                      1940 Act File No. 811-4401

                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                   FORM N-1A

        REGISTRATION STATEMENT UNDER THE SECURITIES ACT OF 1933       [X]

                        Post-Effective Amendment No. 58
                                     and/or
                        REGISTRATION STATEMENT UNDER THE
                         INVESTMENT COMPANY ACT OF 1940               [X]
                                Amendment No. 60
                        (Check appropriate box or boxes)

                    PRINCIPAL PRESERVATION PORTFOLIOS, INC.

               (Exact name of registrant as specified in charter)

     215 NORTH MAIN STREET
     WEST BEND, WISCONSIN                                             53095
     (Address of Principal Executive Offices)                         (Zip Code)

      Registrant's Telephone Number, including Area Code:  (414) 334-5521

                              ROBERT J. TUSZYNSKI
                             President and Director
                    PRINCIPAL PRESERVATION PORTFOLIOS, INC.
                             215 NORTH MAIN STREET
                           WEST BEND, WISCONSIN 53095
                    (Name and Address of Agent for Service)

                                    Copy to:

                            CONRAD G. GOODKIND, ESQ.
                              Quarles & Brady LLP
                           411 East Wisconsin Avenue
                           Milwaukee, Wisconsin 53202

     Approximate Date  of Proposed  Public Offerings:   As  soon as  practicable
following the effective date of this amendment to the registration statement.

       It is proposed that this filing will become effective
       ---  immediately upon filing pursuant to paragraph (b)
       ---  on [Date] pursuant to paragraph (b)
       -X-  60 days after filing pursuant to paragraph (a)(1)
       ---  on [Date] pursuant to paragraph (a)(1)
       ---  75 days after filing pursuant to paragraph (a)(2) of rule 485.

       If appropriate, check the following:
       --- this post-effective amendment designates a new effective date for a previously filed post-effective amendment

                            NORTH TRACK FUNDS, INC.
             (FORMERLY, "PRINCIPAL PRESERVATION PORTFOLIOS, INC.")
                               SELECT VALUE FUND

      This Prospectus has information you should know before you decide to invest. Please read it carefully and keep it with your investment records. There is a Table of Contents on the next page which allows you to quickly find information about investment risks and strategies, portfolio managers, buying and selling shares and other information about the Fund.

      North Track Funds, Inc. ("North Track") is a family of mutual funds contained within a single investment company organized in 1984 as a Maryland corporation. Until March 1, 2001, North Track was named "Principal Preservation Portfolios, Inc." This Prospectus describes shares available in the Select Value Fund (the "Fund") of North Track. Until March 1, 2001, the Fund was named "Select Value Portfolio."

     THE SECURITIES AND EXCHANGE COMMISSION HAS NOT APPROVED OR DISAPPROVED THESE SECURITIES OR DETERMINED IF THIS PROSPECTUS IS TRUTHFUL OR COMPLETE. IF ANYONE TELLS YOU OTHERWISE THEY ARE COMMITTING A CRIME.

THE DATE OF THIS PROSPECTUS IS MARCH 1, 2001.

                               TABLE OF CONTENTS

                                                                         PAGE
                                                                         ----

RISK/RETURN SUMMARY                                                        4

MANAGEMENT                                                                10

PURCHASING SHARES                                                         11

REDEEMING SHARES                                                          21

SHAREHOLDER SERVICES                                                      28

OTHER INFORMATION                                                         29

FINANCIAL HIGHLIGHTS                                                      30

IMPORTANT NOTICES
-----------------

     On March 1, 2001, Principal Preservation Portfolios, Inc. changed its name to "North Track Funds, Inc." and each of its series will be referred to as a "Fund" rather than a "Portfolio."

     On February 22, 2001, the shareholders of the Select Value Fund approved an Agreement and Plan of Reorganization for the Fund (the "Plan"). Under the Plan, the Fund will transfer substantially all of its assets (net of its liabilities) to the Nationwide Value Opportunities Fund (the "Nationwide Fund"), a series of Nationwide Mutual Funds.

     In the transaction, shareholders of the Fund will receive, in exchange for their Fund shares, a number of shares of beneficial interest in the Nationwide Fund having an aggregate net asset value equal to the aggregate value of the Fund assets transferred in connection with the transaction. The class(es) of shares of the Nationwide Fund to be received by each shareholder in the transaction will correspond to the class(es) of shares of the Fund held by that shareholder.

     It is expected that the value of each Fund shareholder's account in the Nationwide Fund immediately after the transaction will be the same as the value of that shareholder's account in the Fund immediately prior to the transaction. The transaction has been structured to qualify as a tax-free reorganization for federal income tax purposes so that the Fund shareholders will not recognize any taxable gain or loss as a result of the exchange of their shares.

     Completion of the transactions contemplated by the Plan is currently scheduled for March 5, 2001.

     The investment objective and principal strategies of the Nationwide Fund are similar to those of the Fund. Like the Fund, the Nationwide Fund seeks capital appreciation by investing primarily in smaller capitalization companies that are considered to be undervalued. The sub-adviser for the Nationwide Fund is NorthPointe Capital, LLC, which has been investment adviser for the Fund since September 29, 2000, and the two funds have the same portfolio managers.

                              RISK/RETURN SUMMARY

INVESTMENT OBJECTIVE

     The Select Value Fund seeks to obtain maximum capital appreciation by investing primarily in common stocks that the Adviser considers undervalued relative to earnings, book value, or potential earnings growth.

INVESTMENT STRATEGY AND PROGRAM

     The Fund pursues its investment objective generally by investing in smaller-sized companies having market capitalizations less than $2 billion, although the Fund is not restricted to investments in companies of any particular size. Under normal market conditions, at least 65% of the Fund's total assets will be invested in common stocks of domestic issuers. The Fund uses a value-oriented style of investing, emphasizing companies with relatively low price/earnings ratios, reasonable financial strength and strong cash flows. These companies tend to be out of favor with investors.

     The Fund may invest up to 35% of its total assets in high-quality, fixed-income securities and short-term investments. Fixed income securities generally would not contribute to the Fund's investment objective of maximum capital appreciation, and the portfolio managers generally will not invest a significant portion of the Fund's assets in these instruments. However, if the portfolio managers anticipate a severe downturn in the equity markets, they might temporarily move a portion of the Fund's assets into these instruments to protect the Fund against capital losses. High-quality, fixed-income securities in which the Fund may invest are limited to those securities which are rated at the time of purchase within the two highest rating categories assigned by Moody's or S&P, or securities which are unrated, provided that such securities are judged by the Adviser, at the time of purchase, to be of comparable quality to securities rated within such two highest categories.

     The Fund may also invest up to 5% of its total assets directly in securities of foreign issuers not publicly traded in the United States, and may invest without regard to this restriction in securities of foreign issuers represented by American Depository Receipts (ADRs). ADRs are receipts issued by an American bank or trust company and traded on national securities exchange evidencing ownership of the underlying foreign securities, and equity securities issued by Canadian issuers.

     The Fund will look to replace stocks in the investment portfolio when they have achieved certain performance targets or when the portfolio managers otherwise believe they no longer show strong potential for appreciation in value. The portfolio managers also will look to replace stocks of companies whose fundamentals have deteriorated to a point where the original investment criteria no longer are valid.

INVESTMENT RISKS

     Market and Objective Risk. The Fund is subject to market risk, which is the risk that stock prices generally will rise and fall over short and even extended periods. Stock markets tend to move in cycles, and the Fund's net asset value will fluctuate with these market changes. The Fund is also subject to the objective risk that the returns of the Fund from attractively priced or "value" stocks in its portfolio may trail returns from the overall stock market. As a group, value stocks tend to go through cycles of either relative under or over performance in comparison to the overall stock market. Also, the Fund's common stocks of smaller to medium sized companies historically have experienced more price volatility than larger capitalization stocks. The value of the Fund's investments therefore may tend to increase and decrease substantially more than the broad based indices such as the S&P 500 Index.

     Stock Selection Risk. The value-oriented style of investing used by the Fund depends on the ability of the Adviser to select stocks that perform well. The Adviser's stock selections may not achieve the desired appreciation in value, or may even decline in value.

     Money you invest in the Fund is not a deposit of a bank. Your investment is not insured or guaranteed by the Federal Deposit Insurance Corporation (FDIC) or any other governmental agency. By investing in the Fund, you assume risk, and you could lose money.

WHO SHOULD INVEST IN THE FUND?

     The Select Value Fund is designed for long-term investors who characterize their investment temperament as "moderately aggressive," and is not appropriate for market timers or other short-term investors. Value funds generally emphasize companies that - considering their assets and earnings history - have relatively low stock prices. Such funds are appropriate for investors who want the potential for capital gains but are less tolerant of the share price fluctuations found in more aggressive investments, for example, growth funds.

PERFORMANCE INFORMATION

     The bar chart and table below provide you with information regarding the Fund's annual return. You should bear in mind that past performance is not an indication of future results.

     The bar chart demonstrates the variability of the annual total returns of the Fund's Class A shares for the past six calendar years. Front end sales loads that you pay when you purchase Class A shares of the Fund are not reflected in the bar chart. If those sales loads were reflected, the returns shown in the bar chart would be lower. Also, the Adviser and Distributor waived fees and/or reimbursed expenses that the Fund otherwise would have paid for certain of the years presented. If the Adviser and Distributor had not taken those actions, the returns for the relevant years would have been lower.

                                   AVERAGE ANNUAL
                                    TOTAL RETURN
                                    ------------
          1995                         20.80%
          1996                         26.70%
          1997                         27.20%
          1998                        (6.40)%
          1999                          5.41%
          2000                         16.71%

HIGHEST QUARTERLY RETURN:
19.85%, 2nd Quarter 1997

LOWEST QUARTERLY RETURN:
-17.60%, 3rd Quarter 1998

      The following table compares the average annual return on Class A and Class B shares of the Fund with that of a broad measure of market performance over the periods indicated. The Fund's performance presented in the table reflects the effects of the maximum applicable sales charge and the Fund's operating expenses. No comparable reductions have been made in the performance presented for the Index.


AVERAGE ANNUAL TOTAL                                               SINCE
RETURN (FOR THE PERIODS                                          INCEPTION
ENDED DECEMBER 31, 2000)             ONE YEAR     FIVE YEARS     (8/23/94)
------------------------             --------     ----------     ---------

Select Value Fund - Class A           10.58%        11.95%        11.67%

Russell 2000 Index*<F1>               -3.02%        10.31%        10.83%


                                  ONE YEAR        SINCE INCEPTION (7/27/98)
                                  --------        -------------------------

Select Value Fund - Class B        10.92%                   2.87%

Russell 2000 Index*                -3.02%                   7.52%


*<F1> The Russell 2000 Index is a broad stock index made up of 2,000 small market capitalization companies. The Index tracks the general stock market performance of these 2,000 companies.

FEES AND EXPENSES

      You should bear in mind that you, as a shareholder, generally pay certain fees when you buy, sell or exchange shares of a mutual fund (shareholder transaction expenses), and you also pay the operating costs of the fund (annual fund operating expenses). When you purchase or exchange shares of a mutual fund, shareholder transaction expenses reduce the amount of your payment that is invested in shares of the fund. When you redeem shares of a mutual fund, shareholder transaction expenses reduce the amount of the sale proceeds that the fund returns to you. Annual fund operating expenses, on the other hand, are expenses that a mutual fund pays to conduct its business, including investment Advisory fees and the costs of maintaining shareholder accounts, administering the fund, providing shareholder services, and other activities of the mutual fund. Annual fund operating expenses are deducted directly from a mutual fund's assets, and therefore reduce the total return that you receive on your investment.

      The following table describes the fees and expenses that you may pay if you buy, hold, sell or exchange Class A or Class B shares of the Fund.

SHAREHOLDER FEES (FEES PAID DIRECTLY FROM YOUR INVESTMENT)

                                   CLASS A SHARES       CLASS B SHARES
                                   --------------       --------------
Maximum Sales Charge (Load)            5.25%                 None
Imposed on Purchases (as a
percentage of offering
price)(1)<F2>

Maximum Sales Charge (Load)             None                 None
Imposed on Reinvested Dividends

Contingent Deferred Sales               None                5.00%
Charge (Load) (as a percentage
of original purchase price or
redemption proceeds, whichever
is less)(2)<F3>

Redemption Fees ($12.00 charge          None                 None
for each wire redemption)

Exchange Fee                            None                 None

(1)<F2> You may qualify for a lower front-end sales charge on your purchases of
        Class A shares.   See "Purchasing Shares" and "Shareholder Services."

(2)<F3> For Class B shares, the contingent deferred sales charge is reduced for each year that you hold the shares and is eliminated after six years. See "Purchasing Shares."

ANNUAL FUND OPERATING EXPENSES (EXPENSES THAT ARE DEDUCTED FROM FUND ASSETS)

                                             CLASS A SHARES     CLASS B SHARES
                                             --------------     --------------
Management Fees                                  0.75%              0.75%
Distribution and Service (12b-1) Fees            0.25%              1.00%
Other Expenses
      Custodian Fees                             0.06%              0.06%
      Transfer Agent Fees                        0.31%              0.31%
      Administrative Services Fee                0.05%              0.05%
      Other Fees                                 0.76%              0.76%
                                                ------             ------
Total Other Expenses                             1.18%              1.18%
                                                ------             ------
Annual Fund Operating Expenses(3)<F4>            2.18%              2.93%
                                                ------             ------
                                                ------             ------

(3)<F4> The Adviser and Distributor has contractually agreed to waive fees and reimburse expenses until the transactions contemplated by the Plan are completed, to the extent necessary to ensure that the Fund's annual operating expenses will not exceed 1.40% for Class A shares and 2.15% for Class B shares.

EXAMPLE

      The following example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. It assumes that:

            o  You invest $10,000 for the periods shown;

            o  Your investment has a 5% return each year; and

            o  The Fund's operating expenses remain the same.

      Although your actual costs may be higher or lower, based on these assumptions your costs would be:

                                1 YEAR    3 YEARS    5 YEARS     10 YEARS
                                ------    -------    -------     --------

IF YOU SELL YOUR SHARES AT THE END OF THE PERIOD:

Class A shares                   $734     $1,171     $1,633       $2,906

Class B shares                   $796     $1,307     $1,743       $2,993*<F5>

IF YOU DO NOT SELL YOUR SHARE

Class B shares                   $296     $  907     $1,543       $2,993


*<F5> Reflects conversion of Class B shares to Class A shares after eight years, lowering your annual expenses from that time on.

     If you wish to review historical financial information about the Fund, please refer to the section of this Prospectus captioned "Financial Highlights."

ADDITIONAL INVESTMENT PRACTICES AND RISKS

     INVESTMENTS IN SMALL TO MEDIUM SIZED COMPANIES. The Fund's investment program and strategies may cause the Fund to invest a greater portion of its assets in small to medium sized companies. These companies may have relatively lower revenues, limited product lines, less management depth and a lower share of the market for their products or services as compared to larger companies. Historically, small and medium sized capitalization stocks have experienced more price volatility than large capitalization stocks. Some factors contributing to this greater volatility include: (a) less certain growth prospects of small and medium sized companies, as compared to larger companies (this loss of certainty may be offset in part by the opportunity for small and medium sized companies to demonstrate greater percentage growth relative to their size, as compared to larger companies); (b) less liquidity in the trading markets for their stocks, in part because of fewer shares trading in the market and in part because of a low public profile which reduces the interest level of financial analysts and the investing public; and (c) greater sensitivity to changing economic conditions. For these reasons, the net asset value of the Fund may increase and decrease substantially more than the stock market in general, as measured by broad-based indices such as the S&P 500 Index.

     VALUE INVESTING. The value-oriented style of investing used by the Fund emphasizes companies with relatively low price/earnings ratios, reasonable financial strength and strong cash flows. These companies tend to be out of favor with investors. As a group, value stocks tend to go through cycles of relative under performance and outperformance in comparison to common stocks generally. Although value investing has been less favored in the recent past, the Adviser believes that the advantage of value-oriented stocks over growth-oriented stocks is greater than usual during periods of economic recovery. During periods of economic weakness, growth-oriented stocks may provide solid earnings growth despite the difficult economic environment, but as the economy improves, many investors are reluctant to pay a premium for high-priced growth stocks when lower-priced stocks are available that also are showing good earnings growth. The performance of the Fund is dependent on the ability of the Adviser successfully to select stocks that outperform the market.

     DEBT AND OTHER FIXED INCOME SECURITIES. A bond's yield reflects the fixed annual interest as a percent of its current price. This price (the bond's market value) must increase or decrease in order to adjust the bond's yield to current interest rate levels. Therefore, bond prices generally move in the opposite direction of interest rates. As a result, interest rate fluctuations will affect the net asset value of the fixed income securities held by the Fund, but will not affect the income received by the Portfolio from its existing fixed income securities. However, changes in prevailing interest rates will affect the yield on shares subsequently issued by the Fund. In addition, such fluctuations would affect the income received on any variable rate demand notes or other variable rate securities held by the Fund. Movements in interest rates typically have a greater effect on the prices of longer-term bonds than those with shorter maturities.

                                   MANAGEMENT

INVESTMENT ADVISER

     NorthPointe Capital, LLC ("NorthPointe" or the "Adviser") is the investment adviser of the Select Value Fund. NorthPointe has served as investment adviser since September 29, 2000. Previously, B.C. Ziegler and Company ("Ziegler") was the Fund's investment adviser. NorthPointe provides the Fund with overall investment advisory and administrative services. In addition to serving as investment adviser of the Fund, NorthPointe is the sub-adviser for the Nationwide Value Opportunities Fund and is the investment Adviser for the NorthPointe Small Cap Value Fund, two series of Nationwide Mutual Funds, and manages other Advisory accounts. As of December 31, 2000, NorthPointe had approximately $420 million under its discretionary management.

     NorthPointe is a Michigan limited liability company formed in 1999 and located at 101 West Big Beaver Road, Suite 1125, Troy, Michigan 48084. NorthPointe is a majority-owned subsidiary of Villanova Capital, Inc., with the balance of its shares owned by certain employees.

     For the year ended October 31, 2000, the Fund paid to NorthPointe and Ziegler for investment Advisory services fees equal to 0.75% of the Fund's average net assets, of which 0.61% was waived.

PORTFOLIO MANAGERS

     Jeffrey C. Petherick and Mary C. Champagne, two officers of NorthPointe, are co-portfolio managers of the Fund. They have served in such capacities since September 2000. They also are co-portfolio managers of the Nationwide Value Opportunities Fund. Mr. Petherick and Ms. Champagne joined NorthPointe in January 2000. From June 1995 through December 1999, they co-managed institutional and retail small cap value equity investments at Loomis, Sayles & Company, L.P., involving Loomis Sayles Small Cap Fund. Mr. Petherick joined Loomis Sayles in 1990, and Ms. Champagne joined Loomis Sayles in 1993.

                               PURCHASING SHARES

GENERAL INFORMATION

     You may buy shares of any of the Fund through Ziegler (the "Distributor") and Selected Dealers. You also may purchase shares in connection with asset allocation programs, wrap free programs and other programs of services offered or administered by broker-dealers, investment Advisers, financial institutions and certain other service providers, provided the program meets certain standards established from time to time by Ziegler.

     North Track discontinued issuing certificates for shares of the Fund, because certain shareholder services are either cumbersome or unavailable for certificated shares. If you hold previously issued certificates for some or all of your shares, you cannot use certain shareholder services for those shares, including telephone redemptions and exchanges and any systematic withdrawal. Before you can redeem, transfer or exchange shares held in certificate form, you must deliver the share certificate to the Transfer Agent in negotiable form (with a signature guarantee).

CLASSES OF SHARES

     This prospectus describes Class A shares and Class B shares, which are offered by the Fund. Each class has its own sales charge and expense structure, allowing you to choose the class that best meets your situation. Your investment representative can help you choose the class most appropriate for you.

     One guideline you should bear in mind is that if you are making a large investment of $250,000 or more, either in a lump sum or pursuant to a letter of intent, Class A shares likely will best suit your needs. This is true because the front-end sales charge on Class A shares is reduced for larger size purchases. At the same time, Class A shares carry a lower ongoing distribution fee than Class B shares. The combination of these two factors likely will mean that purchases of Class A shares in amounts of $250,000 or more will minimize your overall cost, and thus maximize your overall total return, as compared to an investment of the same amount in Class B shares.

     The following table highlights some of the differences between the two Classes.

CLASS A SHARES                           CLASS B SHARES
--------------                           --------------

Maximum 5.25% front-end sales charge:    No front-end sales charge

No contingent deferred sales charge      Maximum 5.0%  contingent  deferred
                                         sales charge  (reducing each  year
                                         you own your shares, and  going to
                                         zero after six years)

Lower annual expenses,  including the    Higher annual  expenses, including
12b-1  fee  (0.25%),  than   Class  B    the 12b-1 fee (1.00%),  than Class
shares                                   A shares

                                         Automatic  conversion to  Class  A
                                         shares after eight years, reducing
                                         future annual expenses

     You should bear in mind that exchanges of shares among the various Funds included in the North Track family can be made only for shares of the same Class, except that Class A shares of any North Track Fund may be exchanged for Class X (Retail Class) shares of the Cash Reserve Fund, and vice versa. For example, Class B shares can be exchanged only for shares of the other Funds that offer Class B shares.

MINIMUM PURCHASE AMOUNTS

     The Fund has established minimum amounts that a person must invest to open an account initially, and to add to the account at later times. These minimum investment amounts help control the Fund's operating expenses. The Fund incurs certain fixed costs with the opening and maintaining of every account and the acceptance of every additional investment, regardless of the amount of the investment involved. Accordingly, the acceptance and maintenance of small shareholder accounts and small additional investments increases the Fund's operating expense ratio, and adversely affects its total return. The table below shows the minimum initial investment amounts and additional investment amounts currently in effect for the Fund for various types of investors.

                                    MINIMUM INITIAL       MINIMUM ADDITIONAL
TYPE OF INVESTOR                   INVESTMENT AMOUNT   INVESTMENT AMOUNT(1)<F6>
----------------                   -----------------   ------------------------

All  investors,   except  special        $1,000                  $50
investors listed below

IRAs, Keogh  plans, self-directed          $500                  $25
retirement accounts and custodial
accounts under the Uniform Gifts/
Transfers  to  Minors   Act  (see
"Shareholder Services")

Purchases   through    Systematic          $100                 $100(2)<F7>
Purchase Plans  (see "Shareholder
Services  -  Systematic  Purchase
Plan")

(1)<F6> There is no minimum additional investment requirement for purchases of shares of any of the Fund if: (i) the purchase is made in connection with an exchange from another Fund within the North Track family of funds (see "Redeeming and Exchanging Shares - Exchanging Shares"); (ii) reinvestment of distributions received from another Fund within the North Track family of funds or from various unit investment trusts sponsored by Ziegler; (iii) the reinvestment of interest and/or principal payments on bonds issued by Ziegler Mortgage Securities, Inc. II; and (iv) reinvestments of interest payments on bonds underwritten by Ziegler.

(2)<F7> The minimum subsequent monthly investment under a Systematic Purchase Plan is $50 for IRAs, Keogh plans, self-directed retirement plan accounts and custodial accounts under the Uniform Gifts/Transfers to Minors Act until the account balance reaches $500, after which the minimum additional investment amount is reduced to $25. The minimum subsequent investment amount also is reduced to $50 for all other accounts with balances of $1,000 or more.

PURCHASING CLASS A SHARES

     FRONT-END SALES CHARGE. You may purchase Class A shares of the Fund at net asset value plus any sales charge that applies (the "public offering price"). The maximum front-end sales charge is 5.25% of the public offering price. The front-end sales charge is reduced or eliminated on certain purchases, as described below.

     The table below shows the front-end sales charges (expressed as a percentage of the public offering price and of the net amount invested) in effect for sales of Class A shares of the Fund. The Fund will not issue shares for consideration other than cash, except in the case of a bona fide reorganization or statutory merger or in certain other acquisitions of portfolio securities which meet the requirements of applicable state securities laws.


                                    PUBLIC OFFERING     NET AMOUNT
        SIZE OF INVESTMENT               PRICE           INVESTED
        ------------------          ---------------     ----------

Less than $25,000                        5.25%             5.54%

$25,000 but less than $50,000            5.00%             5.26%

$50,000 but less than $100,000           4.75%             4.98%

$100,000 but less than $250,000          3.75%             3.40%

$250,000 but less than $500,000          3.00%             3.09%

$500,000 but less than $1,000,000        2.00%             2.04%

$1,000,000 or more                       None              None


     REDUCED FRONT-END SALES CHARGES. There are several ways to pay a lower sales charge. One is to increase the initial investment to reach a higher discount level. The scale in the table above applies to initial purchases of Fund shares by any "purchaser." The term "purchaser" includes (1) an individual,
(2) the individual's spouse and their children under the age of 21 purchasing shares for their own accounts, (3) a trustee or other fiduciary purchasing shares for a single trust estate or single fiduciary account, (4) a pension, profit-sharing, or other employee benefit plan qualified or non- qualified under
Section 401 of the Internal Revenue Code, (5) tax-exempt organizations enumerated in Section 501(c)(3) or (13) of the Code, (6) employee benefit plans qualified under Section 401 of the Code of a single employer or employers who are "affiliated persons" of each other within the meaning of Section 2(a)(3)(c) of the Act, or (7) any other organized group of persons, whether incorporated or not, provided the organization has been in existence for at least six months and has some purpose other than the purchase of redeemable securities of a registered investment company at a discount.

     Another way to pay a lower sales charge is for a "purchaser" to add to his or her investment so that the public offering price of his or her shares, plus the new investment, reaches a higher discount level. For example, if the public offering price of your shares in the Fund equals $100,000, you will pay a reduced sales charge on additional purchases of shares. If you invested an additional $100,000, the sales charge would be 3.75%. You can aggregate your holdings of Class A and Class B shares in all North Track Funds that have a sales charge to determine the break-point at which you may purchase in the Fund.

     A third way is for a "purchaser" to sign a non-binding statement of intention to invest $25,000 or more over a 13 month period in any one or combination of North Track Funds which have a sales charge. If you complete your purchases during that period, each purchase will be at a sales charge applicable to the aggregate of your intended purchases. Under terms set forth in your statement of intention, we will escrow shares valued at 5% of the amount of your intended purchase, and we will redeem some or all of those shares to cover the additional sales charge payable if you do not complete your statement. We will release any remaining shares held in escrow to you. You will continue to earn dividends and capital gains distributions declared by the Fund with respect to shares held in escrow.

     Members of a qualified group also may purchase Class A shares at a reduced front-end sales charge. We calculate the sales charge for such persons by taking into account the aggregate dollar value of shares of all North Track Fund shares subject to a sales charge being purchased or currently held by all members of the group. Further information on group purchases is contained in "Purchase of Shares" in the Statement of Additional Information.

     To receive the benefit of the reduced sales charge, you must inform North Track, Ziegler or the Selected Dealer that you qualify for such a discount.

     PURCHASES WITHOUT A FRONT-END SALES CHARGE. Various types of purchasers may buy Class A shares of the Fund at net asset value (that is, without a front-end sales charge), as described below.

$1.0 Million Purchases      You may purchase Class A shares  at net asset value
                            if you purchase at least $1.0  million of shares or
                            the  value of  your  account at  the time  of  your
                            purchase  is at  least $1.0  million, provided  you
                            make  your purchase through  a Selected Dealer  who
                            has executed a dealer agreement  with Ziegler.  The
                            Distributor may make a payment  or payments, out of
                            its own funds, to the Selected  Dealer in an amount
                            not  to exceed 0.75% of  the amount invested.   All
                            or  a part of  such payment  may be conditioned  on
                            the monies remaining invested  with North Track for
                            a  minimum period  of time.   If  you purchase  any
                            shares  without a  sales  charge pursuant  to  this
                            program, and you redeem any  of those shares within
                            180  days   of  your  purchase,  you  will   pay  a
                            contingent deferred sales charge on the redeemed shares in an amount equal to 0.5% of the net asset value of those shares at the time of redemption or, if less, the net asset value of those shares at the time of your original purchase.

Employee Benefit Plans      Any  plan qualified  under  Section 401(k)  of  the
                            Internal  Revenue   Code  that  has  at   least  50
                            participants  may purchase  Class A  shares at  net
                            asset  value.  If such  a plan purchases shares  of
                            the   Fund   through   a   Selected   Dealer,   the
                            Distributor may make a payment or payments, out of its own funds, to the Selected Dealer in an amount not to exceed 0.75% of the amount invested.

State and Municipal         Class  A shares of the  Fund also may be  purchased
Governments and Charities   at  net asset value without  a sales charge by  any
                            state, county or city, or any instrumentality, department, authority or agency thereof, and by any nonprofit organization operated for religious, charitable, scientific, literary, educational or other benevolent purpose which is exempt from federal income tax pursuant to Section 501(c)(3) of the Internal Revenue Code; provided that any such purchaser must purchase at least $500,000 of Class A shares, or the value of such purchaser's account at the time of purchase must be at least
                            $500,000.

Persons Associated with     Class A shares may be purchased  at net asset value
North Track and Its         by:     Directors  and  officers  of   North  Track
Service Providers           (including   shares  purchased   jointly  with   or
                            individually  by  any   such  person's  spouse  and
                            shares purchased  by any such person's  children or
                            grandchildren under age  21); employees of Ziegler,
                            Selected  Dealers,  and  Geneva  Capital,  and  the
                            trustee or  custodian under any pension  or profit-
                            sharing  plan established  for the  benefit of  the
                            employees  of  any  of   the  foregoing;  and  non-
                            employee  directors of The Ziegler  Companies, Inc.
                            The  term "employee" includes an  employee's spouse
                            (including  the  surviving  spouse  of  a  deceased
                            employee), parents (including  step-parents and in-
                            laws),   children,  grandchildren  under  age   21,
                            siblings, and retired employees.

Reinvestments of            Class  A shares  may be purchased  without a  sales
Distributions From North charge upon the reinvestment of distributions from Track Mutual Funds and any North Track Fund, or investment of Other Investment Vehicles distributions from various unit investment trusts
Sponsored by Ziegler        sponsored   by   Ziegler;   the   reinvestment   of
                            principal or  interest payments on bonds  issued by
                            Ziegler  Mortgage  Securities,   Inc.  II;  or  the
                            reinvestment   of   interest  payments   on   bonds
                            underwritten by Ziegler.

Purchases Through Certain   You  may purchase  Class A shares  without a  sales
Investment Programs         charge  through an  asset allocation program,  wrap
                            fee   program  or   similar  program  of   services
                            administered   for   you    by   a   broker-dealer,
                            investment Adviser, financial  institution or other
                            service   provider,  provided  the  program   meets
                            certain standards established from  time to time by
                            Ziegler.   You  should read  the program  materials
                            provided   by  the   service  provider,   including
                            information  related to  fees, in conjunction  with
                            this Prospectus.  Certain features  of the Fund may
                            not be  available or may be modified  in connection
                            with  the program of services.   When you  purchase
                            shares this way, the  service provider, rather than
                            you as the service provider's  customer, may be the
                            shareholder of record for the  shares.  The service
                            provider may  charge fees of its own  in connection
                            with   your  participation   in   the  program   of
                            services.   Certain  service providers may  receive
                            compensation from North Track and/or Ziegler for providing such services.

Reinvestment Privilege      If you redeem Class A shares,  you may reinvest all
                            or  part  of the  redemption  proceeds in  Class  A
                            shares  of  the  Fund, without  a  front-end  sales
                            charge, if  you send written notice to  North Track
                            or the  Transfer Agent not more than 90  days after
                            the shares are redeemed.   Your redemption proceeds
                            will be reinvested on the basis  of net asset value
                            of the  shares in effect immediately  after receipt
                            of  the written  request.   You  may exercise  this
                            reinvestment  privilege only  once upon  redemption
                            of  your shares.  Any  capital gains tax you  incur
                            on the redemption of your shares  is not altered by
                            your  subsequent exercise  of this  privilege.   If
                            the redemption resulted in  a loss and reinvestment
                            is   made  in   shares,  the  loss   will  not   be
                            recognized.

PURCHASING CLASS B SHARES

     You may purchase Class B shares of the Fund at net asset value with no front-end sales charge. However, you pay a contingent deferred sales charge (expressed as a percent of the lesser of the net asset value at the time of redemption or at the time of your original purchase) if you redeem your Class B shares within six years after purchase. No contingent deferred sales charge is imposed on any shares that you acquire through the reinvestment of dividends and capital gains distributions paid by the Fund on your Class B shares. To reduce your cost, when you redeem shares in the Fund, you will redeem either shares that are not subject to a contingent deferred sales charge (i.e., those purchased through the reinvestment of dividends and capital gains), if any, or shares with the lowest contingent deferred sales charge. We will waive the contingent deferred sales charge for redemptions of shares following the death or disability of a shareholder, for mandatory or hardship distributions from retirement plans, IRAs and 403(b) plans, to meet certain retirement plan requirements, or for systematic withdrawal plans not to exceed 10% annually.

     CONTINGENT DEFERRED SALES CHARGE. The table below shows the contingent deferred sales charge applicable to Class B shares of the Fund based on how long you hold the shares before redeeming them. The percentages reflected in the table are based on the lesser of the net asset value of your Class B shares at the time of purchase or at the time of redemption.

HOLDING                                     CONTINGENT DEFERRED SALES CHARGE
-------                                     --------------------------------

1 Year or less                                            5.00%

More than 1 Year, but less than 3 Years                   4.00%

3 Years, but less than 4 Years                            3.00%

4 Years, but less than 5 Years                            2.00%

5 Years, but less than 6 Years                            1.00%

6 Years or More(1)<F8>                                    None

(1)<F8> Class B shares convert to Class A shares automatically after eight years.

     Selected Dealers who sell Class B shares of the Fund receive a commission from Ziegler in an amount equal to 4.00% of the net asset value of the shares sold.

DISTRIBUTION OF SHARES

     In addition to the front-end or contingent deferred sales charges that apply to the purchase of shares, the Fund is authorized under a Distribution Plan (the "Plan") pursuant to Rule 12b-1 under the 1940 Act to use a portion of its assets to finance certain activities relating to the distribution of its shares to investors, the maintenance of shareholder accounts and the provision of other shareholder services. Because the Fund pays these fees out of its own assets on an ongoing basis, over time these fees will increase the cost of your investment and may cost you more than paying other types of sales charges.

     The Plan permits the Fund to make payments to the Distributor to reimburse it for expenditures it incurs in connection with the distribution of the Fund's shares to investors, and to compensate the Distributor in connection with sales of Class B shares. The reimbursement payments include, but are not limited to, payments made by the Distributor to selling representatives or brokers as a service fee, and costs and expenses incurred by the Distributor for advertising, preparation and distribution of sales literature and prospectuses to prospective investors, implementing and operating the Plan and performing other promotional or administrative activities on behalf of the Fund. Plan payments may also be made to reimburse the Distributor for its overhead expenses related to distribution of the Fund's shares. No reimbursement may be made under the Plan for expenses of the past fiscal years or in contemplation of expenses for future fiscal years.

     Under the Plan, the Fund assesses a service fee of up to 0.25% of the Fund's average daily net assets for each Class of shares. This shareholder servicing fee is used to reimburse the Distributor for certain shareholder services as described above. In addition, the Portfolio assesses a distribution fee of 0.75% of the portion of the Fund's average daily net assets represented by Class B shares. This distribution fee is compensatory in nature, meaning the Distributor is entitled to receive the fee regardless of whether its costs and expenses equal or exceed the fee. Class B shares automatically convert to Class A shares eight years after purchase, after which time the shares no longer are subject to this distribution fee but, like all other Class A shares, remain subject to the service fee.

     The Plan continues in effect, if not sooner terminated, for successive one-year periods, provided that its continuance is specifically approved by the vote of the Directors, including a majority of the Directors who are not interested persons of North Track or the Distributor.

METHODS FOR PURCHASING SHARES

     All purchases must be in U.S. dollars. Checks must be drawn on a U.S. bank, and must be made payable to North Track. We will not accept third-party checks, cash or traveler's checks. If your check does not clear, your purchase will be canceled and you will be responsible for any losses and any applicable fees. If you buy shares by any type of check, wire transfer or automatic investment purchase, and soon thereafter you elect to redeem your shares, we may withhold your redemption payment for 15 days or until your check has cleared, whichever is later. This does not limit your right to redeem shares. Rather, it operates to make sure that North Track has received payment for the shares you are redeeming before returning that payment to you.

     We will consider your order for the purchase of shares to have been received when it is physically received by the Transfer Agent, the Distributor, a Selected Dealer or certain other financial services firms that have entered into an agreement with North Track appointing the firm as an agent of North Track for the purpose of accepting share purchase and redemption orders. Those financial services firms also may designate other intermediaries to accept share purchase and redemption orders on their behalf. If your purchase order is received prior to the close of trading on the New York Stock Exchange, it will be invested based on the net asset value computed for the Fund on that day. If your order is received after the close of trading on the New York Stock Exchange, it will be invested based on the net asset value determined for the Fund as of the close of trading on the New York Stock Exchange on the next business day.

     The following describes the different ways in which you may purchase shares and the procedures you must follow in doing so.

                                                                       TO ADD TO
          METHOD                 TO OPEN A NEW ACCOUNT            AN EXISTING ACCOUNT
          ------                 ---------------------            -------------------

BY MAIL OR PERSONAL        1.  Complete the Account Appli   1. Complete the Additional In-
DELIVERY                       cation included in this         vestment form included with
                               prospectus.                     your account statement.
Send by First Class or                                         Alternatively, you may write a
Express Mail to:           2.  Make your check or money        note indicating your account
                               order payable to: "North        number.
North Track                    Track."
c/o PFPC Global Fund                                        2. Make your check payable to
  Services                 Note: The amount of your pur        "North Track."
P.O. Box 60504                   chase must meet the
King of Prussia, PA 19406        applicable minimum         3. Personally deliver or mail the
                                 initial investment            Additional Investment Form (or
                                 account.  See                 note) and your check or money
                                 "Purchasing Shares -          order.
                                 Minimum Purchase Amounts."

                           3.  Personally deliver or mail
                               the completed Account
                               Application and your check
                               or money order.

AUTOMATICALLY              Not Applicable                   USE ONE OF NORTH TRACK'S AUTOMATIC
                                                            INVESTMENT PROGRAMS.  Sign up for
                                                            these services when you open your
                                                            account, or call 1-800-826-4600 for
                                                            instructions on how to add them to
                                                            your existing account.

                                                            SYSTEMATIC PURCHASE PLAN. Make
                                                            regular, systematic investments
                                                            into your North Track account(s)
                                                            from your bank checking account.
                                                            See "Shareholder Services-
                                                            Systematic Purchase Plan.

                                                            AUTOMATIC DIVIDEND REINVESTMENT.
                                                            Unless you choose otherwise, all of
                                                            your dividends and capital gain
                                                            distributions automatically will be
                                                            reinvested in additional Fund
                                                            shares.  You also may elect to have
                                                            your dividends and capital gain
                                                            distributions automatically
                                                            invested in shares of another
                                                            Principal Preservation mutual fund.


TELEPHONE                  BY EXCHANGE                      BY EXCHANGE

1-800-826-4600             Call to establish a new          Add to an account by exchanging
                           account by exchanging funds      funds from another North Track
                           from an existing North Track     account.  See "Redeeming and
                           account.  See "Redeeming and     Exchanging Shares - Exchanging
                           Exchanging Shares - Exchanging   Shares."
                           Shares."

FINANCIAL SERVICES FIRMS   You may purchase shares in the   You may purchase additional shares
                           Fund through a broker-dealer     in the Fund through a broker-dealer
                           or other financial service       or other financial services firm
                           firm that may charge a           that may charge a transaction fee.
                           transaction fee.
                                                            North Track may accept requests to
                           North Track may accept           purchase additional shares into a
                           requests to purchase shares      broker-dealer street name account
                           into a broker-dealer street      only from the broker-dealer.
                           name account only from the
                           broker-dealer.

                                REDEEMING SHARES

GENERAL INFORMATION

      You may redeem any or all of your shares as described below on any day North Track is open for business. We redeem Class A shares at net asset value. We redeem Class B shares at net asset value, less the amount of the remaining contingent deferred sales charge, if any, depending on how long you have held the shares. If we receive your redemption order prior to the close of the New York Stock Exchange, the redemption will be at the net asset value calculated that day. If not, you will receive the net asset value calculated as of the close of trading on the next New York Stock Exchange trading day.

REDEMPTIONS

      The following table describes different ways that you may redeem your shares, and the steps you should follow.


METHOD                    STEPS TO FOLLOW
------                    ---------------

BY TELEPHONE              You  may  use   North  Track's  Telephone  Redemption
1-800-826-4600            Privilege  to  redeem  shares  valued  at  less  than
                          $50,000, unless you have  notified the Transfer Agent
                          of an  address change within  the preceding  30 days.
                          The Transfer Agent will send redemption proceeds only
                          to the shareholder of record  at the address shown on
                          the Transfer Agent's  records.  However,  if you have
                          provided  the   Transfer   Agent  with   a  signature
                          guarantee, the Transfer Agent will wire redemption proceeds to a predesignated bank account.

                          Unless you indicate otherwise on your account application, the Transfer Agent may accept redemption instructions received by telephone. The Telephone
                          Redemption Privilege is not available for shares represented by stock certificates.

BY MAIL To redeem shares by mail, send the following information to the Transfer Agent:
Address to:
----------                     o    A written request  for redemption signed by
North Track                         the  registered  owner(s)  of  the  shares,
c/o PFPC Global Fund                exactly  as  the   account  is  registered,
  Services                          together  with  the  shareholder's  account
P.O. Box 60504                      number;
King of Prussia, PA 19406
                               o    The  certificates  for   the  shares  being
                                    redeemed, if any;

                               o    Any  required   signature  guarantees  (see
                                    "Other   Information   About   Redemptions"
                                    below); and

                               o Any additional documents which might be re quired for redemptions by corporations, executors, administrators, trustees, guardians, or other similar entities.

                          The Transfer Agent will redeem shares when it has received all necessary documents. The Transfer Agent promptly will notify you if your redemption request cannot be accepted. The Transfer Agent cannot accept redemption requests which specify a particular date for redemption or which specify any special conditions.

SYSTEMATIC WITHDRAWAL     You can  set  up an  automatic  systematic withdrawal
PLAN                      plan from  any  of  your North  Track  accounts.   To
                          establish the  systematic  withdrawal  plan, complete
                          the appropriate section of the Account Application or
                          call, write  or  stop by  North Track  and  request a
                          Systematic  Withdrawal  Plan   Application  Form  and
                          complete, sign and return the Form to North Track See
                          "Shareholder Services - Systematic Withdrawal Plan."

FINANCIAL SERVICES FIRMS  You also  may  redeem shares  through broker-dealers, financial advisory firms and other financial institutions, which may charge a commission or other transaction fee in connection with the redemption.

RECEIVING REDEMPTION PROCEEDS

     You may request to receive your redemption proceeds by mail or wire. Follow the steps outlined below. The Transfer Agent will not send redemption proceeds until all payments for the shares being redeemed have cleared, which may take up to 15 days from the purchase date of the shares.

METHOD                    STEPS TO FOLLOW
------                    ---------------

BY MAIL The Transfer Agent mails checks for redemption proceeds typically within one or two days, but not later than seven days, after it receives the request and all necessary documents. There is no charge for this service.

BY WIRE The Transfer Agent will normally wire redemption proceeds to your bank the next business day after receiving the redemption request and all necessary documents. The signatures on any written request for a wire redemption must be guaranteed. The Transfer Agent currently deducts a $12.00 wire charge from the redemption proceeds. This charge is subject to change. You will be responsible for any charges which your bank may make for receiving wires.

OTHER INFORMATION ABOUT REDEMPTIONS

     TELEPHONE REDEMPTIONS. By accepting the Telephone Redemption Privilege, you authorize PFPC Global Fund Services as North Track's transfer agent (the "Transfer Agent"), to: (1) act upon the instruction of any person by telephone to redeem shares from the account for which such services have been authorized; and (2) honor any written instructions for a change of address if accompanied by a signature guarantee. You assume some risk for unauthorized transactions by accepting the telephone redemption services. The Transfer Agent has implemented procedures designed to reasonably assure that telephone instructions are genuine. These procedures include recording telephone conversations, requesting verification of various pieces of personal information and providing written confirmation of such transactions. If the Transfer Agent, North Track, or any of their employees fails to abide by these procedures, North Track may be liable to a shareholder for losses the shareholder suffers from any resulting unauthorized transaction(s). However, none of the Transfer Agent, North Track or any of their employees will be liable for losses suffered by a shareholder which result from following telephone instructions reasonably believed to be genuine after verification pursuant to these procedures. This service may be changed, modified or terminated at any time. There is currently no charge for telephone redemptions, although a charge may be imposed in the future.

     SIGNATURE GUARANTEES. To protect you, the Transfer Agent and North Track from fraud, we require signature guarantees for certain redemptions. Signature guarantees enable the Transfer Agent to be sure that you are the person who has authorized a redemption from your account. We require signature guarantees for:
(1) any redemptions by mail if the proceeds are to be paid to someone else or are to be sent to an address other than your address as shown on North Track's records; (2) any redemptions by mail or telephone which request that the proceeds be wired to a bank, unless you designated the bank as an authorized recipient of the wire on your account application or subsequent authorization form and such application or authorization includes a signature guarantee; (3) any redemptions by mail if the proceeds are to be sent to an address for the shareholder that has been changed within the past thirty (30) days; and (4) requests to transfer the registration of shares to another owner. North Track may waive these requirements in certain instances.

     The Transfer Agent will accept signature guarantees from all institutions which are eligible to provide them under federal or state law. Institutions which typically are eligible to provide signature guarantees include commercial banks, trust companies, brokers, dealers, national securities exchanges, savings and loan associations and credit unions. A signature guarantee is not the same as a notarized signature.

     CLOSING SMALL ACCOUNTS. If, due to redemption, your account in the Fund drops below $500 for three months or more, North Track has the right to redeem your account, after giving 60 days' written notice, unless you make additional investments to bring the account value to $1,000 or more.

     SUSPENSION OF REDEMPTIONS. North Track may suspend the right to redeem shares of the Fund for any period during which: (1) the Exchange is closed or the Securities and Exchange Commission determines that trading on the Exchange is restricted; (2) there is an emergency as a result of which it is not reasonably practical for the Fund to sell its securities or to calculate the fair value of its net assets; or (3) the Securities and Exchange Commission may permit for the protection of the shareholders of the Fund.

     REDEMPTIONS IN OTHER THAN CASH. It is possible that conditions may arise in the future which would, in the opinion of the Board of Directors of North Track, make it undesirable for the Fund to pay for all redemptions in cash. In such cases, the Board may authorize payment to be made in securities or other property of the Fund. However, the Fund is obligated under the 1940 Act to redeem for cash all shares presented for redemption by any one shareholder up to $250,000 (or 1% of the Fund's net assets if that is less) in any 90-day period. Securities delivered in payment of redemptions would be valued at the same value assigned to them in computing the net asset value per share. Persons receiving such securities would incur brokerage costs when these securities are sold.

                               EXCHANGING SHARES

GENERAL INFORMATION

     Subject to compliance with applicable minimum investment requirements, you may exchange your shares of any North Track Fund (including the Fund) for shares of the same Class of any other North Track Fund in any state where the exchange legally may be made. Additionally, you may exchange Class A shares of any North Track Fund (including the Fund) for Class X (Retail Class) shares of the Cash Reserve Fund, and vice versa. Before engaging in any exchange, you should obtain from North Track and read the current prospectus for the Fund into which you intend to exchange. There presently is no administrative charge for exchanges, but you may be subject to a sales charge. See "Sales Charges Applicable to Exchanges" below.

     An exchange of shares is considered a redemption of the shares of the North Track Fund from which you are exchanging, and a purchase of shares of the North
           ----------
Track Fund into which you are exchanging.  Accordingly, you must comply with all
           ----------
of the conditions on redemptions for the shares being exchanged, and with all of the conditions on purchases for the shares you receive in the exchange. Moreover, for tax purposes you will be considered to have sold the shares exchanged, and you will realize a gain or loss for federal income tax purposes on that sale.

SALES CHARGES APPLICABLE TO EXCHANGES

     EXCHANGING CLASS A SHARES. If your exchange involves Class A shares, you will pay the standard front-end sales charge applicable to purchases of Class A shares of the North Track Fund into which you are exchanging (as disclosed in the then current prospectus for that North Track Fund), less any front-end sales charge you paid when you purchased the shares you are exchanging, if any. For example, if you exchange Class A shares of the Tax-Exempt Fund for Class A shares of the Select Value Fund, you would pay a front-end sales charge on the exchange in an amount equal to the difference between: (a) the front-end sales charge you paid when you purchased your Select Value Fund shares (a maximum of 5.25%); minus (b) the front-end sales charge applicable to your purchase of Class A shares of the Tax-Exempt Fund (a maximum of 3.50%), or a maximum of 1.75%. However, if the shares you are exchanging represent an investment held for at least six months in any one or more North Track Funds (other than the Cash Reserve Fund), then North Track will not charge any additional front-end sales charge in connection with the exchange.

     EXCHANGING CLASS B SHARES. You may exchange Class B shares in the Fund only for shares of the same class of another North Track Fund. You will not pay a contingent deferred sales charge on any such exchange. However, the new shares you receive in the exchange will remain subject to a contingent deferred sales charge based on the period of time for which you held the Class B shares you are exchanging.

RULES AND REQUIREMENTS FOR EXCHANGES

     GENERAL. In order to effect an exchange on a particular business day, North Track must receive an exchange order in good form no later than 3:00 p.m. Eastern Time. North Track may amend, suspend or revoke this exchange privilege at any time, but will provide shareholders at least 60 days' prior notice of any change at adversely affects their rights under this exchange privilege.

     An excessive number of exchanges may be disadvantageous to North Track. Therefore, North Track reserves the right to terminate the exchange privilege of any shareholder who makes more than three exchanges in any 12 consecutive month period or who makes more than one exchange during any calendar quarter.

     The following additional rules and requirements apply to all exchanges:

     o The shares you receive in the exchange must be of the same Class as the shares you are exchanging, except that Class A shares of any Fund may be exchanged for Class X shares of the Cash Reserve Fund and vice versa.

     o The account into which you wish to exchange must be identical to the account from which you are exchanging (meaning the account into which you are exchanging must be of the same type as the account from which you are exchanging, and the registered owner(s) of the account into which you are exchanging must have the same name(s), address and taxpayer identification or social security number as the registered owner(s) on the account from which you are exchanging).

     o The amount of your exchange must meet the minimum initial or minimum additional investment amount of the North Track Fund into which you are exchanging.

     o If the shares being exchanged are represented by a share certificate, you must sign the certificate(s), have your signature guaranteed and return the certificate(s) with your Exchange Authorization Form.

     METHODS FOR EXCHANGING SHARES. Set forth below is a description of the different ways you can exchange shares of North Track Funds and procedures you should follow when doing so.

METHOD                    STEPS TO FOLLOW
------                    ---------------

BY MAIL OR PERSONAL       Mail your exchange order to North Track.
DELIVERY
                          Please Note: North Track must receive your exchange
Send by first class or    -----------
express mail to:          order no later than 3:00  p.m. Eastern Time in  order
                          to effect an exchange on that business day.
North Track
c/o PFPC Global Fund
  Services
P.O. Box 60504
King of Prussia, PA 19406

BY TELEPHONE              You receive  telephone exchange  privileges when  you
                          open  your  account.     To  decline  the   telephone
1-800-826-4600            exchange privilege,  you must  check the  appropriate
                          box on the Application Form when you open your account.

                          Call North Track at 1-800-826-4600 to order the desired exchange and, if required, to establish a new account for the North Track Fund into which you wish to exchange.

                          Telephone exchanges are not available if you have certificated shares.

FINANCIAL SERVICES FIRMS  You may  exchange shares  through your  broker-dealer or other financial services firm, which may charge a transaction fee.

                              SHAREHOLDER SERVICES

     North Track offers a number of shareholder services designed to facilitate investment in Fund shares. Full details of each of the services, copies of the various plans described below and instructions as to how to participate in the various services or plans can be obtained by calling North Track at 1-800-826-4600.

SYSTEMATIC PURCHASE PLAN

     You may establish a Systematic Purchase Plan ("SPP") at any time with a minimum initial investment of $100 and minimum subsequent monthly investments of $100. The minimum subsequent monthly investment is reduced to $50 for IRAs, Keogh plans, self-directed retirement plan accounts and custodial accounts under the Uniform Gifts/Transfers to Minors Act until your account balance reaches $500, after which the minimum is further reduced to $25. The minimum subsequent investment is also reduced to $50 for all other accounts with balances of $1,000 or more. By participating in the SPP, you may automatically make purchases of North Track shares on a regular, convenient basis. Under the SPP, your bank or other financial institution honors preauthorized debits of a selected amount drawn on your account each month and applied to the purchase of Fund shares.
You can establish the SPP with any financial institution that will accept the debits. There is no service fee for participating in the SPP. You can obtain an application and instructions on how to establish the SPP from your registered representative, the Distributor or North Track.

SYSTEMATIC WITHDRAWAL PLAN

     The systematic withdrawal plan involves the planned redemption of shares on a periodic basis by receiving either fixed or variable amounts at periodic intervals. You may establish a systematic withdrawal plan if you own or purchase shares having a current offering price value of at least $10,000 in the Fund (except no such minimum applies for distributions from an IRA). The minimum amount you may receive under a systematic withdrawal plan is $150 per month. Normally, you would not make regular investments at the same time you are receiving systematic withdrawal payments because it is not in your interest to pay a sales charge on new investments when, in effect, a portion of your new investment is soon withdrawn. The minimum investment accepted while a withdrawal plan is in effect is $1,000. You may terminate your systematic withdrawal plan at any time by written notice to North Track or the Transfer Agent.

REINVESTMENT OF DISTRIBUTIONS OR INTEREST PAYMENTS

     Unit holders of Ziegler-sponsored unit investment trusts, holders of Ziegler Mortgage Securities, Inc. II bonds and holders of bonds underwritten by Ziegler may purchase shares of North Track by automatically reinvesting distributions from their unit investment trust, reinvesting principal or interest from their Ziegler Mortgage Securities, Inc. II bonds, or reinvesting interest from the bonds underwritten by Ziegler, as the case may be. Unit holders and bondholders desiring to participate in this plan should contact the Distributor for further information.

TAX-SHELTERED RETIREMENT PLANS

     The following tax-sheltered plans may purchase shares of the Funds: (1) Individual Retirement Accounts (including Education IRAs, Roth IRAs, Simplified Employee Pension Plan Accounts (SEP-IRAs) and Savings Incentive Match Plan for Employees Accounts (SIMPLE-IRAs)); (2) Keogh plans; (3) 401(k) Plans; and (4) 403(b) Plans for employees of most nonprofit organizations. You can obtain detailed information concerning these plans and prototypes of these plans and other information from the Distributor. You should carefully review and consider this information and these materials with your tax or financial adviser. Conventional IRA investors do not receive the benefits of long-term capital gains treatment when funds are distributed from their account.

                               OTHER INFORMATION

DETERMINATION OF NET ASSET VALUE PER SHARE

     We determine the net asset value per share of the Fund daily by adding up the total value of the Fund's investments and other assets and subtracting any of its liabilities, or debts, and then dividing by the number of outstanding shares of the Fund. For this purpose, we value the Fund's investments at the closing price listed for the relevant security on the securities exchange on which it trades, unless no closing price is available. The net asset value per share is calculated each business day, Monday through Friday, except on customary national business holidays which result in closing of the New York Stock Exchange (the "Exchange"). The calculation is as of the close of regular trading on the Exchange (4:00 p.m. Eastern time).

DIVIDENDS, CAPITAL GAINS DISTRIBUTIONS AND REINVESTMENTS

     The Fund declares and pay dividends quarterly. You may elect to receive your dividends either in cash or additional shares at net asset value (without a sales charge). You may also direct the Transfer Agent to invest the dividends in shares of any other North Track Fund for which you have an account. We reinvest dividends on the same day they are distributed to shareholders. Unless you have elected in writing to the Transfer Agent to receive dividends and capital gain distributions in cash, we automatically will reinvest them in additional shares of the Fund.

     Capital gains distributions, if any, in the Fund will be declared annually and normally will be paid within 45 days after the end of the fiscal year.

TAX STATUS

     The Fund distribute`s substantially all of its net income and capital gains. We will annually report to you the federal income tax status of all distributions. You will be taxed on the Fund's distributions when they are paid, whether you elect to take them in cash or to reinvest them in additional shares, except that distributions declared in December and paid in January each year will be taxable to you as if you received them on December 31 of the earlier year.

     Distributions will be taxable as ordinary income or capital gains. Capital gains may be taxed at different rates, depending on how long the Fund holds its assets.

                              FINANCIAL HIGHLIGHTS

     The financial highlights tables are intended to help you understand the Fund's financial performance for the past 5 years. Certain information reflects financial results for a single share of the Fund. The total returns in the tables represent the rate that an investor would have earned on an investment in the Fund (assuming reinvestment of all dividends and distributions). This information has been audited by Arthur Andersen LLP, whose report, along with the Fund's financial statements, is included in the Annual Report to Shareholders. The Annual Report is available upon request.

                              SELECT VALUE FUND

                                                                                   FOR THE PERIOD
                                                                                    FROM 7/27/98
                                          FOR THE                FOR THE TEN       (COMMENCEMENT   FOR THE YEARS ENDED DECEMBER 31,
                                         YEAR ENDED              MONTHS ENDED      OF OPERATIONS)  --------------------------------
                                      OCTOBER 31, 2000         OCTOBER 31, 1999     TO 12/31/98     1998         1997        1996
                                    --------------------     -------------------    -----------     ----         ----        ----
                                    CLASS B      CLASS A     CLASS B      CLASS A     CLASS B      CLASS A
                                     SHARES      SHARES       SHARES      SHARES       SHARES      SHARES

PER SHARE DATA:
NET ASSET VALUE,
  BEGINNING OF PERIOD               $10.60      $10.68       $11.27      $11.30       $12.32      $12.07       $10.97      $10.21
INCOME FROM INVESTMENT OPERATIONS:
    Net investment income (loss)      (.09)         --         (.09)       (.03)          --          --          .01         .04
    Net realized and unrealized
      gains (losses) on investments   2.93        2.95         (.58)       (.59)       (1.05)       (.77)        2.93        2.68
                                    ------      ------       ------      ------       ------      ------       ------      ------
    TOTAL FROM INVESTMENT
      OPERATIONS                      2.84        2.95         (.67)       (.62)       (1.05)       (.77)        2.94        2.72

LESS DISTRIBUTIONS:
    Dividends from net
      investment income                 --          --           --          --           --          --         (.01)       (.04)
    Distributions from net
      Realized gains on
      investments                       --          --           --          --           --          --        (1.83)      (1.92)
                                    ------      ------       ------      ------       ------      ------       ------      ------
    TOTAL DISTRIBUTIONS                 --          --           --          --           --          --        (1.84)      (1.96)
                                    ------      ------       ------      ------       ------      ------       ------      ------
NET ASSET VALUE, END OF PERIOD      $13.44      $13.63       $10.60      $10.68       $11.27      $11.30       $12.07      $10.97
                                    ------      ------       ------      ------       ------      ------       ------      ------
                                    ------      ------       ------      ------       ------      ------       ------      ------

TOTAL RETURN**<F10>                  26.7%       27.6%       (5.9)%++    (5.5)%++      (8.5%)++    (6.4%)       27.2%       26.7%
                                                                  <F12>       <F12>          <F12>

RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period
  (to nearest thousand)             $1,255      $8,257       $1,234      $9,219       $1,012     $10,520       $8,497      $4,829
Ratio of net expenses to
  average net assets                  2.2%+       1.4%*+       2.0%*++     1.4%*++      1.7%*+      1.3%+        1.1%+       1.0%+
                                        <F11>      <F9><F11>    <F9><F12>   <F9><F12>    <F9><F11>    <F11>        <F11>       <F11>
Ratio of net investment income
  (loss) to average net assets      (0.7)%*+       --+       (1.0)%*++   (0.3)%*++        --*+        --+        0.1%+       0.3%+
                                       <F9><F11>    <F11>       <F9><F12>   <F9><F12>    <F9><F11>    <F11>        <F11>       <F11>
Portfolio turnover rate              57.6%       57.6%        91.2%++     91.2%++     110.0%++    110.0%        82.5%      122.2%
                                                                   <F12>       <F12>        <F12>

*<F9>     Annualized.

**<F10> The Fund's sales charge is not reflected in total return as set forth in the table.

+<F11> Reflects a voluntary reimbursement of fund expenses of 0.7% in Class B shares and 0.7% in Class A shares in 2000, 0.6% in Class B shares and 0.6% in Class A shares in 1999, 0.5% in Class B shares and 0.5% in Class A shares in 1998, 1% in Class A shares in 1997 and 1.4% in Class A shares in 1996.

++<F12>   Not Annualized.

NORTH TRACK FUNDS, INC.

     215 North Main Street
     West Bend, Wisconsin 53095

INVESTMENT ADVISER

     NorthPointe Capital, LLC
     101 West Big Beaver Road
     Suite 1125
     Troy, Michigan  48084

DISTRIBUTOR AND ACCOUNTING/PRICING AGENT

     B.C. Ziegler and Company
     215 North Main Street
     West Bend, Wisconsin 53095

TRANSFER AND DIVIDEND DISBURSING AGENT

     PFPC Global Fund Services
     P.O. Box 60504
     King of Prussia, Pennsylvania 19406

CUSTODIAN

     Firstar Trust Company
     777 East Wisconsin Avenue
     Milwaukee, WI 53202

COUNSEL

     Quarles & Brady LLP
     411 East Wisconsin Avenue
     Milwaukee, Wisconsin 53202

INDEPENDENT PUBLIC ACCOUNTANTS

     Arthur Andersen LLP
     100 East Wisconsin Avenue
     Milwaukee, Wisconsin 53202

     If you have any questions about the Select Value Fund or would like more information, including a free copy of the Fund's Statement of Additional Information ("SAI"), or its Annual or Semi-Annual Reports, you may call or write North Track at:

          North Track Funds, Inc.
          215 North Main Street
          West Bend, Wisconsin 53095
          (800) 826-4600, Option 2

     The SAI, which contains more information on the Fund, has been filed with the Securities and Exchange Commission ("SEC"), and is legally a part of this prospectus. The Annual and Semi-Annual Reports, also filed with the SEC, discuss market conditions and investment strategies that affected the Fund's performance during the prior fiscal year and six-month fiscal period, respectively.

     To view these documents, along with other related documents, you can visit the SEC's Internet website (http://www.sec.gov) or the SEC's Public Reference Room in Washington, D.C. Information on the operation of the Public Reference Room can be obtained by calling 1.800.SEC.0330. Additionally, copies of this information can be obtained, for a duplicating fee, by electronic request to E-mail address: publicinfo@sec.gov, or by writing the Public Reference Section of the SEC, Washington, D.C. 20549-6009.

     Investment Company Act File No. 811-4401.

STATEMENT OF ADDITIONAL INFORMATION
  DATED MARCH 1, 2001
NORTH TRACK FUNDS, INC.
SELECT VALUE FUND
215 North Main Street
West Bend, Wisconsin  53095

     The Select Value Fund (the "Fund") of the North Track Funds, Inc. ("North Track") family of funds is described in this Statement of Additional Information and the Prospectus to which it relates.

     Class A and B shares are available for the Fund, although no Class C shares have been issued. The Select Value Fund seeks to obtain maximum capital appreciation by investing primarily in common stocks that NorthPointe Capital, LLC ("NorthPointe" or the "Adviser"), the Fund's investment adviser, believes to be undervalued. There can be no assurance that the Fund will achieve its investment objective.

     You may obtain a Prospectus and purchase shares of the Fund from B.C. Ziegler and Company ("Ziegler" or the "Distributor"), 215 North Main Street,
West Bend, Wisconsin 53095, telephone 800-826-4600, or from Selected Dealers (see the Prospectus dated March 1, 2001 for more complete information, including an account application.) This Statement of Additional Information is not a prospectus, and should be read in conjunction with the Prospectus. This Statement of Additional Information provides details about the Fund that are not required to be included in the Prospectus, and should be viewed as a supplement to, and not as a substitute for, the Prospectus. Capitalized terms not otherwise defined in this Statement of Additional Information have the meanings ascribed to them in the Prospectus.

     The financial statements of the Fund and the report of the independent auditors thereon are incorporated by reference into this Statement of Additional Information from the Fund's Annual Report to Shareholders for the fiscal year ended October 31, 2000. See "Financial Statements."

                               TABLE OF CONTENTS

                                                                          PAGE
                                                                          ----

STATEMENT OF ADDITIONAL INFORMATION                                         1

IMPORTANT NOTICES                                                           3

FUND HISTORY AND CAPITAL STOCK                                              4

INVESTMENT PROGRAM                                                          5

INVESTMENT RESTRICTIONS                                                    11

MANAGEMENT OF NORTH TRACK                                                  13

PURCHASE OF SHARES                                                         22

DISTRIBUTION EXPENSES                                                      25

DETERMINATION OF NET ASSET VALUE PER SHARE                                 27

PERFORMANCE INFORMATION                                                    28

TAX STATUS                                                                 33

CONTROL PERSONS AND PRINCIPAL HOLDERS OF SECURITIES                        34

FUND TRANSACTIONS AND BROKERAGE                                            34

COUNSEL AND INDEPENDENT PUBLIC ACCOUNTANTS                                 35

FINANCIAL STATEMENTS                                                       36

IMPORTANT NOTICES

     On March 1, 2001, Principal Preservation Portfolios, Inc. changed its name to "North Track Funds, Inc." and each of its series will be referred to as a "Fund" rather than a "Portfolio."

     On February 22, 2001, the shareholders of the Select Value Fund approved an Agreement and Plan of Reorganization for the Fund (the "Plan"). Under the Plan, the Fund will transfer substantially all of its assets (net of its liabilities) to the Nationwide Value Opportunities Fund (the "Nationwide Fund"), a series of Nationwide Mutual Funds.

     In the transaction, shareholders of the Fund will receive, in exchange for their Fund shares, a number of shares of beneficial interest in the Nationwide Fund having an aggregate net asset value equal to the aggregate value of the Fund assets transferred in connection with the transaction. The class(es) of shares of the Nationwide Fund to be received by each shareholder in the transaction will correspond to the class(es) of shares of the Fund held by that shareholder.

     It is expected that the value of each Fund shareholder's account in the Nationwide Fund immediately after the transaction will be the same as the value of that shareholder's account in the Fund immediately prior to the transaction. The transaction has been structured to qualify as a tax-free reorganization for federal income tax purposes so that the Fund shareholders will not recognize any taxable gain or loss as a result of the exchange of their shares.

     Completion of the transactions contemplated by the Plan is currently scheduled for March 5, 2001.

     The investment objective and principal strategies of the Nationwide Fund are similar to those of the Fund. Like the Fund, the Nationwide Fund seeks capital appreciation by investing primarily in smaller capitalization companies that are considered to be undervalued. The sub-adviser for the Nationwide Fund is NorthPointe Capital, LLC, which has been investment adviser for the Fund since September 29, 2000, and the two funds have the same portfolio managers.

                         FUND HISTORY AND CAPITAL STOCK

     North Track is a diversified, open-end, management investment company. It was organized in 1984 as a Maryland corporation. Until March 1, 2001, North Track was named "Principal Preservation Portfolios, Inc." and each of its series was referred to as "Portfolio".

     The authorized common stock of North Track consists of one billion shares, with a par value of $.001 per share. Shares of North Track are divided into separate mutual fund series, each with distinct investment objectives, policies and strategies. In addition to the Fund described in this Statement of Additional Information, North Track also offers shares of the Tax Exempt Fund, the Government Fund, the S&P 100 Plus Fund, the Dividend Achievers Fund, the PSE Tech 100 Index Fund, the Managed Growth Fund, the Wisconsin Tax-Exempt Fund and the Cash Reserve Fund through separate prospectuses. North Track also will offer, commencing in late March 2001, shares of the Dow Jones U.S. Health Care Plus Fund and the Dow Jones Financial Services Plus Fund. The Fund offers Class A and Class B shares. The S&P 100 Plus Fund, Dividend Achievers Fund, PSE Tech 100 Index Fund, Managed Growth Fund, Dow Jones U.S. Health Care Plus Fund, and Dow Jones U.S. Financial Services Plus Fund each offer Class A, Class B and Class C shares. The Government Fund offers Class A and Class C shares. The Tax-Exempt and Wisconsin Tax-Exempt Funds offer only Class A shares. Shares of the Cash Reserve Fund also are divided into three separate classes; namely, Class X (Retail Class) shares, Class Y (Institutional Class) shares and Class B shares. The Dow Jones U.S. Health Care Plus Fund and Dow Jones Financial Services Plus Fund each will offer Class A, Class B and Class C shares.

     Separate  classes  of  shares  within  a  Fund  have  identical   dividend,
liquidation and other rights. However, each class bears its separate distribution and shareholder servicing expenses and may have its own sales load structure. At the discretion of North Track's Board of Directors, each class may pay a different share of other expenses (not including advisory or custodial fees or other expenses related to the management of the Fund's assets) if the separate classes incur those expenses in different amounts, or if one class receives services of a different kind or to a different degree than another class within the same Fund. Each Fund allocates all other expenses to each class of its shares on the basis of the net asset value of that class in relation to the net asset value of the particular fund.

     The Board of Directors of North Track may authorize the issuance of additional series and, within each series, individual classes, and may increase or decrease the number of shares in each series or class.

     Each share of North Track, when issued and paid for in accordance with the terms of the offering, will be fully paid and nonassessable. Shares of stock are redeemable at net asset value, at the option of the shareholder. Shares have no preemptive, subscription or conversion rights and are freely transferable. Shares can be issued as full shares or fractions of shares. A fraction of a share has the same kind of rights and privileges as a full share.

     Each share of North Track has one vote on each matter presented to shareholders. All shares of North Track vote together on matters that affect all shareholders uniformly, such as in the election of directors. On matters affecting an individual Fund (such as approval of advisory or sub-advisory contracts and changes in fundamental policies of a series) a separate vote of the shares of that series is required. On matters that uniquely affect a particular class of shares (such as an increase in 12b-1 fees for that class), a separate vote by the shareholders of that class of shares is required. Shares of a Fund or class are not entitled to vote on any matter that does not affect it.

     As used in the Prospectus, the phrase "majority vote" of the outstanding shares of a class, Fund or North Track means the vote of the lesser of: (1) 67% of the shares of the class, Fund or North Track, as the case may be, present at the meeting if the holders of more than 50% of the outstanding shares are present in person or by proxy; or (2) more than 50% of the outstanding shares of the class, Fund or North Track, as the case may be.

     As a Maryland corporation, North Track is not required to hold, and in the future does not plan to hold, annual shareholder meetings unless required by law or deemed appropriate by the Board of Directors. However, special meetings may be called for purposes such as electing or removing Directors, changing fundamental policies or approving an investment advisory contract.

                               INVESTMENT PROGRAM

     The Prospectus describes the investment objective and principal investment strategies of the Fund. Certain other investment strategies and policies of the Fund are described in greater detail below.

FOREIGN INVESTMENTS

     The Fund may invest in foreign securities. The Fund may invest up to 5% of its assets in securities of foreign issuers that are not publicly traded in the United States, excluding American Depository Receipts ("ADRs") in which the Fund also may invest.

     ADRs are receipts issued by an American bank or trust company evidencing ownership of underlying securities issued by a foreign issuer. ADRs may be listed on a national securities exchange or may trade on the Nasdaq Stock Market. ADR prices are denominated in United States dollars, although the underlying security may be denominated in a foreign currency.

     RISKS OF INVESTING  IN FOREIGN SECURITIES.   Investments  in securities  of
foreign issuers (including ADRs) involve certain inherent risks, including the following:

     Political and Economic Factors. Individual foreign economies of certain countries may differ favorably or unfavorably from the United States' economy in such respects as growth of gross national product, rate of inflation, capital reinvestment, resource self-sufficiency, diversification and balance of payments position. Governments in certain foreign countries also continue to participate to a significant degree, through ownership interest or regulation, in their respective economies. Action by these governments could include restrictions on foreign investment, nationalization, expropriation of goods or imposition of taxes, and could have a significant effect on market prices of securities and payment of interest. The economies of many foreign countries are heavily dependent upon international trade and are accordingly affected by the trade policies and economic conditions of their trading partners. Enactment by these trading partners of protectionist trade legislation could have a significant adverse effect upon the securities markets of such countries.

     Currency Fluctuations. A change in the value of a foreign currency against the U.S. dollar may affect the value of the foreign securities held by the Fund. The value of the Fund's assets invested in securities of foreign issuers may also be affected significantly by currency restrictions and exchange control regulations enacted from time to time.

     Market Characteristics. The Advisors expect that most foreign securities in which the Fund may invest will be purchased in over-the-counter markets or on exchanges located in the countries in which the principal offices of the issuers of the various securities are located, if that is the best available market. Foreign exchanges and markets may be more volatile than those in the United States, and foreign securities may be less liquid than domestic securities. Moreover, settlement practices for transactions in foreign markets may differ from those in United States markets, and may include delays beyond periods customary in the United States.

     Legal and Regulatory Matters. Certain foreign countries may have less supervision of securities markets, brokers and issuers of securities, and less financial information available to issuers, than is available in the United States.

     Taxes. Dividends and interest payable on the Fund's foreign Fund securities may be subject to foreign withholding taxes, thus reducing the net amount of income available for distribution to the relevant Fund's shareholders.

     In considering whether to invest in the securities of a foreign company, the Advisors consider such factors as the characteristics of the particular company, differences between economic trends and the performance of securities markets within the U.S. and those within other countries, and also factors relating to the general economic, governmental and social conditions of the country or countries where the company is located. The extent to which either Fund will be invested in ADRs will fluctuate from time to time within the limitations imposed above, depending on the Advisors' assessment of prevailing market, economic and other conditions.

GOVERNMENT SECURITIES

     Direct obligations issued by the U.S. Treasury include bills, notes and bonds which differ from each other only as to interest rate, maturity and time of issuance. Treasury bills have a maturity of one year or less, Treasury notes have maturities of one to ten years and Treasury bonds generally have maturities of greater than ten years.

     In addition to direct obligations issued by the U.S. Treasury, the Fund may also invest in obligations issued by agencies or instrumentalities of the U.S. Government.

SHORT-TERM INVESTMENTS

     The Fund may invest in any of the following securities and instruments in management of cash receipts, for liquidity for anticipated redemptions, to meet cash flow needs to enable the Fund to take advantage of buying opportunities, during periods when attractive investments are unavailable and for temporary defensive purposes. Normally, the Fund will invest less than 10% of its total assets in short-term investments, although the Adviser has discretion to increase the Fund's cash position without limit for temporary defensive purposes.

     GOVERNMENT SECURITIES. The Fund may acquire U.S. Government securities, such as Treasury bills and other short-term Government securities. A discussion of U.S. Government securities is included under the caption "Investment Program
- Government Securities" above.

     BANK CERTIFICATES OF DEPOSIT, BANKERS' ACCEPTANCES AND TIME DEPOSITS. The Fund may acquire certificates of deposit, bankers' acceptances and time deposits. Certificates of deposit are negotiable certificates issued against funds deposited in a commercial bank for a definite period of time and earn a specified return. Bankers' acceptances are negotiable drafts or bills of exchange normally drawn by an importer or exporter to pay for specific merchandise, which are "accepted" by a bank, meaning in effect that the bank unconditionally agrees to pay the face value of the instrument on maturity. Certificates of deposit and bankers' acceptances acquired by the Fund will be dollar-denominated obligations of domestic banks or financial institutions which at the time of purchase have capital, surplus and undivided profits in excess of $100 million, based on latest published reports, or less than $100 million if the principal amount of such bank obligations are fully insured by the U.S. Government.

     In addition to purchasing certificates of deposit and bankers' acceptances, to the extent permitted under its investment objective and policies, the Fund may make interest-bearing time or other interest-bearing deposits in commercial or savings banks. Time deposits are non-negotiable deposits maintained at a banking institution for a specified period of time at a specified interest rate.

     SAVINGS ASSOCIATION OBLIGATIONS. The Fund may invest in certificates of deposit (interest-bearing time deposits) issued by savings banks or savings and loan associations that have capital and undivided profits in excess of $100 million, based on latest published reports, or less than $100 million if the principal amount of such obligations is fully insured by the U.S. Government.

     COMMERCIAL PAPER, SHORT-TERM NOTES, VARIABLE RATE DEMAND NOTES, REPURCHASE AGREEMENTS AND OTHER CORPORATE OBLIGATIONS. The Fund may invest a portion of its assets in high quality commercial paper and short-term notes, including variable rate demand notes. Commercial paper consists of unsecured promissory notes issued by corporations. Issues of commercial paper and short-term notes will normally have maturities of less than nine months and fixed rates of return, although such instruments may have maturities of up to one year.

     Corporate obligations include bonds and notes issued by corporations to finance longer-term credit needs than supported by commercial paper. While such obligations generally have maturities of ten years or more, the Fund may purchase high quality corporate obligations which have remaining maturities of one year or less from the date of purchase.

     The Fund also may purchase corporate obligations known as variable rate demand notes. Variable rate demand notes are unsecured instruments that permit the indebtedness thereunder to vary and provide for periodic adjustments in the interest rate. Although the notes are not normally traded and there may be no secondary market in the notes, the Fund may demand payment of principal and accrued interest at any time. The investment policies of each Fund permit the purchase of variable rate demand notes only if, at the time of purchase, the notes are rated in the two highest rating categories by a Nationally Recognized Statistical Rating Organization, or, if unrated, the issuer has unsecured debt securities outstanding of an equivalent rating.

     The  Fund  also   may  invest  in   repurchase  agreements  as   short-term
instruments.  See "Investment Program - Repurchase Agreements" below.

     MONEY MARKET FUNDS. The Fund may invest in money market mutual funds. An investment by the Fund in a money market mutual fund may cause the Fund to incur duplicate and/or increased administration and distribution expenses. Such investments are limited under the 1940 Act and by applicable investment restrictions. See "Investment Restrictions" in this Statement of Additional Information.

REPURCHASE AGREEMENTS

     The Fund may from time to time enter into repurchase agreements. Repurchase agreements involve the sale of securities to the purchasing Fund with the concurrent agreement of the seller to repurchase the securities at the same price plus an amount equal to an agreed upon interest rate within a specified time, usually less than one week, but on occasion for a longer period. The Fund may enter into repurchase agreements with broker- dealers and with banks. At the time the Fund enters into a repurchase agreement, the value of the underlying security, including accrued interest, will be equal to or exceed the value of the repurchase agreement and, in the case of repurchase agreements exceeding one day, the seller will agree that the value of the underlying security, including accrued interest, will at all times be equal to or exceed the value of the repurchase agreement. The Fund will require continual maintenance of cash or cash equivalents held by its depository in an amount equal to, or in excess of, the market value of the securities which are subject to the agreement.

     In the event the seller of the repurchase agreement becomes the subject of a bankruptcy or insolvency proceeding, or in the event of the failure of the seller to repurchase the underlying security as agreed, the Fund could experience losses that include: (1) possible decline in the value of the underlying security during the period that the Fund seeks to enforce its rights with respect thereto, and possible delay in the enforcement of such rights; (2) possible loss of all or a part of the income or proceeds of the repurchase; (3) additional expenses to the Fund in connection with enforcing those rights; and
(4) possible delay in the disposition of the underlying security pending court action or possible loss of rights in such securities. The Advisors will invest in repurchase agreements only when they determine that the Fund should invest in short-term money market instruments and that the rates available on repurchase agreements are favorable as compared to the rates available on other short-term money market instruments or money market mutual funds. The Advisors do not currently intend to invest the assets of the Fund in repurchase agreements if, after doing so, more than 5% of the Fund's net assets would be invested in repurchase agreements.

SHORT SALES "AGAINST-THE-BOX"

     The Fund may make short sales of securities or maintain a short position, provided that at all times when a short position is open the Fund owns an equal amount of such securities of the same issue as the securities sold short. The Fund may not engage in a short sale if the transaction would result in more than 10% of the Fund's net assets being held as collateral for such short sales. Short sales structured in this fashion are referred to as short sales "against-the-box." The Fund might use short sales against-the-box, for example, to defer the realization of a capital gain for federal income tax purposes.

LENDING OF PORTFOLIO SECURITIES

     In order to generate income, the Fund may lend its portfolio securities to brokers, dealers and other institutional investors, provided the Fund receives cash collateral which at all times is maintained in an amount equal to at least 100% of the current market value of the securities loaned. By reinvesting the collateral it receives in these transactions, the Fund could magnify any gain or loss it realizes on the underlying investment. If the borrower fails to return the securities and the collateral is insufficient to cover the loss, the Fund could lose money. For the purposes of this policy, the Fund considers collateral consisting of U.S. Government securities or irrevocable letters of credit issued by banks whose securities meet the standards for investment by the Fund to be the equivalent of cash. During the term of the loan, the Fund is entitled to receive interest and other distributions paid on the loaned securities, as well as any appreciation in the market value. The Fund also is entitled to receive interest from the institutional borrower based on the value of the securities loaned. From time to time, the Fund may return to the borrower, and/or a third party which is unaffiliated with North Track and which is acting as a "placing broker," a part of the interest earned from the investment of the collateral received for securities loaned.

     The Fund, as the lender, does not have the right to vote the securities loaned during the existence of the loan, but can call the loan to permit voting of the securities if, in the Advisors' judgment, a material event requiring a shareholder vote would otherwise occur before the loan is repaid. In the event of bankruptcy or other default of the borrowing institution, the Fund could experience delays in liquidating the loan collateral or recovering the loan securities, and incur risk of loss including: (1) possible decline in the value of the collateral or in the value of the securities loaned during the period while the Fund seeks to enforce its rights thereto; (2) possible subnormal levels of  income and  lack of  access to  income during  this period;  and  (3)
expenses of enforcing its rights. To minimize these risks, the Advisors evaluate and continually monitor the creditworthiness of the institutional borrowers to which the Fund lends its securities.

     To minimize the foregoing risks, the Fund's securities lending practices are subject to the following conditions and restrictions: (1) the Fund may not make such loans in excess of 33% of the value of its total assets; (2) the Fund must receive cash collateral in an amount at least equal to 100% of the value of the securities loaned; (3) the institutional borrower must be required to increase the amounts of the cash collateral whenever the market value of the loaned securities rises above the amount of the collateral; (4) the Fund must have the right to terminate the loan at any time; (5) the Fund must receive reasonable interest on the loan, as well as any interest or other distributions on the loaned securities and any increase in the market value of the loaned securities; and (6) the Fund may not pay any more than reasonable custodian fees in connection with the loan.

PORTFOLIO TURNOVER

     In general, the greater the volume of buying and selling by a mutual fund, the greater the impact that brokerage commissions and other transaction costs will have on its return. A mutual fund with turnover in excess of 100% engages in a high volume of buying and selling, and likely will pay brokerage commissions and realize more taxable gains than a mutual fund with a lower turnover rate. High portfolio turnover rates also may result in the realization of substantial net short-term gains. Any such gains that you receive as a shareholder will be taxed as ordinary income for federal income tax purposes. For the fiscal year ended October 31, 2000, and for the ten months ended October 31, 1999, the Fund's portfolio turnover rate was 57.6% and 91.2%, respectively. The Fund generally expects to have an annual portfolio turnover rate of approximately 100%.

                            INVESTMENT RESTRICTIONS

     The Fund has adopted the following fundamental investment restrictions. The Fund may not:

          (1) Invest more than 5% of the fair market value of its assets in securities of any one issuer, except for U.S. Government securities or bank certificates of deposit and bankers' acceptances, which may be purchased without such limitation.

          (2) Acquire securities of any one issuer which at the time of investment (i) represent more than 10% of the outstanding voting securities of such issuer, or (ii) have a value greater than 10% of the value of the outstanding voting securities of such issuer.

          (3) Invest 25% or more of its total assets, based on current market value at the time of purchase, in securities of issuers in any single industry; provided that there shall be no limitation on the purchase of securities issued or guaranteed by the U.S. Government or its agencies or instrumentalities.

          (4) Invest more than 5% of its total assets in securities of companies which, including any predecessors, have a record of less than three years of continuous operations.

          (5) Purchase securities on margin or effect short sales of securities (but the Fund may obtain such short-term credits as may be necessary for the clearance of transactions and may make margin payments in connection with transactions in options, futures and options on futures).

          (6) Buy or sell real estate (although it may purchase securities secured by real estate or interests therein, or securities issued by companies which invest in real estate or interests therein, except that it may not invest over 10% of the value of its assets in real estate investment trusts).

          (7) Borrow money or property except for temporary or emergency purposes and in connection with transactions in options, futures or futures options. If the Fund ever should borrow money it would only borrow from banks and in an amount not exceeding 10% of the market value of its total assets (not including the amount borrowed). The Fund will not pledge more than 15% of its net assets to secure such borrowings. In the event the Fund's borrowing exceeds 5% of the market value of its total assets, the Fund will not invest in any Fund securities until its borrowings are reduced to below 5% of its total assets.

          (8) Make loans to other persons. For the purposes of this restriction, investments in publicly-traded debt securities or debt securities of the type customarily purchased by institutional investors and investments in repurchase agreements are not considered loans.

          (9) Underwrite the securities of other issuers except where it might technically be deemed to be an underwriter for purposes of the Securities Act of 1933 upon the disposition of certain securities.

          (10) Issue senior securities (other than the borrowings permitted above).

     In accordance with the following non-fundamental policies, which may be changed without shareholder approval, the Fund may not:

          (A) Invest in companies for the purpose of exercising control or management.

          (B) Invest in securities of other open-end investment companies (other than money market funds which are subject to restrictions described below. See "Investment Restrictions - Non-Fundamental Investment Restrictions Common to All Funds").

          (C) Mortgage, hypothecate, or in any manner transfer as security for any indebtedness, any securities owned or held by the Fund, except that this restriction does not apply to borrowings permitted above.

          (D) Purchase or retain the securities of an issuer if those officers or Directors of North Track or the Advisors (as defined under the caption "Management of North Track - The Investment Advisors" in this Statement of Additional Information) who individually own beneficially more than 0.5 of 1% of the outstanding securities of such issuer together own beneficially more than 5% of such outstanding securities.

          (E)  Invest more  than  5%  of  its assets  (valued  at  the  time  of investment) in restricted securities or securities which are not readily marketable, including (i) securities subject to legal or contractual restrictions on resale; (ii) securities for which market quotations are not readily available; or (iii) repurchase agreements which expire in excess of seven days.

          (F) Purchase warrants, valued at lower of cost or market, in excess of 5% of the value of the Fund's net assets. Included within the 5%, but not to exceed 2% of the Fund's net assets, may be warrants which are not listed on the New York Stock Exchange or on the NASDAQ Stock Market. Warrants acquired by the Fund in units or attached to securities shall be deemed to be without value for the purposes of this restriction.

          (G) Buy or sell commodities or commodity contracts or invest in financial futures, options or options on financial futures.

          (H)  Invest less than 65% of its total assets in common stocks.

          (I)  Invest over 5% of its total assets in repurchase agreements.

          (J)  Invest in oil,  gas or other  mineral exploration or  development
programs,  except  that  the  Fund  may  invest  in  marketable  securities   of
enterprises engaged in oil, gas or mineral exploration.

NON-FUNDAMENTAL INVESTMENT RESTRICTIONS

     The 1940 Act currently places further restrictions on certain investments by the Fund, including: (a) subject to certain exceptions, the 1940 Act currently prohibits the Fund from investing more than 5% of its total assets in securities of another investment company or purchasing more than 3% of the total outstanding voting stock of another investment company, except that this restriction does not apply to a purchase of investment company securities as a part of a merger, consolidation, reorganization or acquisition of assets; and
(b) the 1940 Act's limit on aggregate holdings of illiquid securities or securities with restrictions on resale is 15% of a Fund's net assets.

                           MANAGEMENT OF NORTH TRACK

DIRECTORS AND OFFICERS

     Under applicable law, the Board of Directors is responsible for management of North Track (including the Fund), and provides broad supervision over its affairs. The Adviser is responsible for the Fund's investment management, and North Track's officers are responsible for the Fund's operations.

     The directors and officers of North Track and their principal occupations during the past five years are set forth below. Their titles may have varied during that period. Unless otherwise indicated, the address of each director and officer of North Track is 215 North Main Street, West Bend, Wisconsin, 53095. Asterisks indicate those directors of North Track who are "interested persons" (as defined in the 1940 Act) of B.C. Ziegler and Company ("Ziegler") or of any affiliate of Ziegler. No director is an "interested person" of NorthPointe Capital, LLC ("NorthPointe" or the "Adviser").

                               POSITION WITH               PRINCIPAL
                                 PRINCIPAL             OCCUPATION DURING
NAME, AGE AND ADDRESS           PRESERVATION            PAST FIVE YEARS
---------------------           ------------            ---------------

Peter D. Ziegler, *50         Chairman of the  Director, The Ziegler Companies,
                              Board            Inc.   since  1986;   from  1996
                                               through  2000, President and CEO
                                               of  the Ziegler Companies, Inc.;
                                               Director,   West   Bend   Mutual
                                               Insurance  Company,  West  Bend,
                                               Wisconsin;  Director,  Trustmark
                                               Insurance  Company, Lake Forest,
                                               Illinois.

Robert J. Tuszynski,* 41      President        Managing    Director,    Ziegler
                                               Investment  Group,  B.C. Ziegler
                                               and  Company, since  1999; prior
                                               thereto  Senior  Vice President,
                                               B.C.  Ziegler and  Company, from
                                               1996  to  1999;  prior  thereto,
                                               Vice   President,   Director  of
                                               Mutual  Funds, B.C.  Ziegler and
                                               Company   from  1987   to  1996;
                                               Trustee,  Chairman of  the Board
                                               and   President,  Prospect  Hill
                                               Trust   and   The   Prime  Funds
                                               (registered           investment
                                               companies) from 1994 to 1996.

Richard H. Aster, M.D., 70    Director         Since    June    1996,    Senior
8727 W. Watertown Plank Rd.                    Investigator  and  Professor  of
Milwaukee, WI 53226                            Medicine,   Medical  College  of
                                               Wisconsin;     prior    thereto,
                                               President    and   Director   of
                                               Research,  The  Blood  Center of
                                               Southeastern Wisconsin, Inc.

Augustine J. English, 70                       Retired;  President,  Tupperware
1724 Lake Roberts Court       Director         North America  from 1990 to 1994
Windermere, FL 34786                           (manufacturing);  prior to 1990,
                                               President, The West Bend Company
                                               (manufacturing),  a  division of
                                               Dart Industries, a subsidiary of
                                               Premark  International, Inc., of
                                               which  Mr. English  was  a Group
                                               Vice President.

Ralph J. Eckert, 72           Director         Formerly  Chairman  Emeritus and
2059 Keystone Ranch Road                       Director,    Trustmark Insurance
Dillon, CO 80435                               Cos.   (Mutual   Life  Insurance
                                               Company)   from  April  1997  to
                                               1999;   from   1991   to   1997,
                                               Chairman,   Trustmark  Insurance
                                               Cos;  prior  to  1991, Chairman,
                                               President  and  Chief  Executive
                                               Officer,   Trustmark   Insurance
                                               Cos;   Trustee  of the  Board of
                                               Pensions   of   the  Evangelical
                                               Lutheran  Church in America from
                                               1991  to 1997,  and  Chairman of
                                               the  Board  from  1993  to 1997;
                                               Trustee of the Board of Pensions
                                               for   the  Lutheran   Church  in
                                               America  from 1987  to 1989; and
                                               Trustee   of  The   Prime  Funds
                                               (registered  investment company)
                                               from 1993 to 1996.

James L. Brendemuehl, 55      Senior Vice      Vice  President -  Mutual Funds,
                              President -      B. C. Ziegler  and Company since
                              Sales            1995.

John H. Lauderdale, 35        Senior Vice      Wholesaler,   B.C.  Ziegler  and
                              President -      Company    since   1991;   prior
                              Marketing        thereto,    Marketing    Account
                                               Executive, The Patten Company.

Franklin P. Ciano, 49         Chief Financial  Manager     of    North    Track
                              Officer and      Operations,   B.C.  Ziegler  and
                              Treasurer        Company    since   1996;   prior
                                               thereto,  Vice  President, Fixed
                                               Income Department, Firstar Bank.

Kathleen Cain, 43             Secretary        Administrative    assistant   to
                                               President  of North  Track, B.C.
                                               Ziegler and Company, since 1999;
                                               prior     thereto,     Assistant
                                               Secretary/Treasurer   for  Regal
                                               Ware,    Inc.   (kitchen   items
                                               manufacturer).

     North Track pays the compensation of the three Directors who are not officers, directors or employees of Ziegler. North Track pays each of these Directors an annual fee of $12,000 and an additional $450 for each Board or committee meeting he attends. North Track may also retain consultants, who will be paid a fee, to provide the Board with advice and research on investment matters. The Fund, together with North Track's other series, pays a proportionate amount of these expenses based on its total assets.

     The table below shows fees paid to Directors of North Track for the fiscal year ended October 31, 2000. Each series of North Track (including the Fund) pays a proportionate share of these expenses based on the ratio such series' total assets bear to the aggregate of the total assets of all series of North Track. North Track made no payments to its officers or directors who are affiliated with Ziegler.

                                              PENSION OR
                                              RETIREMENT
                                           BENEFITS ACCRUED                              TOTAL
   NAME OF PERSON AND       AGGREGATE         AS PART OF                              COMPENSATION
     POSITION WITH        COMPENSATION         PRINCIPAL       ESTIMATED ANNUAL     FROM NORTH TRACK
       PRINCIPAL            FROM THE        PRESERVATION'S       BENEFITS UPON        FUND COMPLEX
      PRESERVATION             FUND            EXPENSES           RETIREMENT       PAID TO DIRECTORS
      ------------            ----             --------           ----------       -----------------

Richard H. Aster,             $133                -0-                 -0-               $13,800
 Director

Augustine J. English,         $133                -0-                 -0-               $13,800
 Director

Ralph J. Eckert,              $133                -0-                 -0-               $13,800
 Director

ELIMINATION OF SALES LOADS FOR AFFILIATES

     Class A shares of the Fund may be purchased at net asset value (that is, without a front-end sales charge) by directors and officers of North Track (including shares purchased by any such person's spouse, children or grandchildren under age 21, and by employees of B.C. Ziegler and Company, Ziegler Asset Management (the sub-advisor for all series of North Track except for the Select Value and Managed Growth Funds) and Geneva Capital Management Ltd. (the sub-advisor for the Managed Growth Fund), and the trustee or custodian under any pension or profit-sharing plan established for the benefit of any such employees. Non-employee directors of The Ziegler Companies, Inc. also may purchase Class A shares of each Fund without a sales charge. The term "employees" includes an employee's spouse (including the surviving spouse of a deceased employee), parents (including step-parents and in-laws), children, grandchildren under age 21, siblings, and retired employees. North Track permits such persons to purchase Class A shares of the Fund without a sales charge because of the minimum sales effort needed to accommodate these persons. The elimination of the sales load for these affiliates also encourages them to invest in North Track and rewards them for their services to North Track.

THE INVESTMENT ADVISOR

     Pursuant to the terms of an Investment Advisory Agreement, NorthPointe provides the Fund with overall investment advisory and administrative services. Subject to such policies as the North Track Board of Directors may determine, NorthPointe makes investment decisions on behalf of the Fund, and supervises the acquisition and disposition of investments by the Fund.

     NorthPointe provides the Fund with investment advisory services pursuant to an Investment Advisory Agreement effective February 26, 2001. Prior to the effective date of that Agreement, NorthPointe provided the Fund with investment advisory services pursuant to an Interim Investment Advisory Agreement dated as of September 29, 2000, as permitted under Rule 15a-4 of the 1940 Act. Ziegler previously served as adviser to the Fund until September 29, 2000.

     The Investment Advisory Agreement pursuant to which the Advisor is retained by the Fund provides for compensation to the Advisor (computed daily and paid monthly) at annual rates based on the Fund's average daily net assets as follows:

                                  ADVISORY FEE PAID
                                  -----------------

First $250 million in assets          0.75 of 1%

Assets over $250 million              0.65 of 1%

     During the fiscal year ended October 31, 2000, the Fund paid $55,050 in advisory fees to Ziegler for its services as the Fund's adviser from November 1, 1999 through September 29, 2000, and $5,711 to NorthPointe, which provided the Fund with investment advisory services pursuant to the Interim Investment Advisory Agreement from September 29, 2000 through the end of the fiscal year on October 31, 2000. The Fund paid advisory fees of $68,688 for the ten-month period from January 1, 1999 through October 31, 1999, and $78,515 for the fiscal year ended December 31, 1998. These fees do not reflect expenses that Ziegler reimbursed to the Fund and fees that it or NorthPointe waived during the periods presented which were $76,911 for the fiscal year ended October 31, 2000, $52,577 for the ten-month period from January 1, 1999 through October 31, 1999 (the end of the Fund's new fiscal year); and $57,264 for the fiscal year ended December 31, 1998.

     Skyline Asset Management, L.P. served as sub-advisor to the Fund until March 1, 2000, when its resignation took effect and Ziegler assumed responsibility for Fund management under its investment advisory agreement with North Track.

     Out of the advisory fee it received from the Fund, Ziegler paid fees to the sub-advisor of the Fund totaling $12,818 for the fiscal year ended October 31, 2000; $34,344 during the ten-month period from January 1, 1999 through October 31, 1999 (the end of the Fund's new fiscal year); and $39,259 for the fiscal year ended December 31, 1998.

ACCOUNTING/PRICING SERVICES

     Ziegler provides certain accounting and pricing services to the Fund, including calculating daily net asset value per share; maintaining original entry documents and books of record and general ledgers; posting cash receipts
and  disbursements;  reconciling  bank   account  balances  monthly;   recording
purchases and sales based upon Fund manager communications; and preparing monthly and annual summaries to assist in the preparation of financial statements of, and regulatory reports for, North Track. Ziegler has agreed to provide these services pursuant to the terms of an Accounting/Pricing Agreement at rates found by the Board of Directors to be fair and reasonable in light of the usual and customary charges made by unaffiliated vendors for similar services. The current rate of payment for these services per Fund per year is
 .03 of 1% of the Fund's total assets of $30 million but less than $100 million, .02 of 1% of the Fund's total assets of $100 million but less than $250 million and .01 of 1% of the Fund's total assets of $250 million or more, with a minimum fee of $19,000 per year, plus expenses.

     The Accounting/Pricing Agreement will continue in effect from year to year, as long as it is approved at least annually by North Track's Board of Directors or by a vote of the outstanding voting securities of North Track and in either case by a majority of the Directors who are not parties to the
Accounting/Pricing Agreement or interested persons of any such party. The Accounting/Pricing Agreement terminates automatically if assigned and may be terminated without penalty by either party on 60 days notice. The Accounting/Pricing Agreement provides that neither Ziegler nor their personnel shall be liable for any error of judgment or mistake of law or for any loss arising out of any act or omission in the execution and the discharge of its obligations under the Accounting/Pricing Agreement, except for willful misfeasance, bad faith or gross negligence in the performance of their duties or by reason of reckless disregard of their obligations and duties under the Accounting/Pricing Agreement, and in no case shall their liability exceed one year's fee income received by them under such Agreement.

     For its accounting/pricing services, the Fund paid Ziegler $19,000 for the fiscal year ended October 31, 2000; $15,833 for the ten-month period from January 1, 1999 through October 31, 1999 (the end of the Fund's new fiscal year); and $19,000 for the fiscal year ended December 31, 1998.

ADMINISTRATIVE SERVICES

     Ziegler also provides certain administrative services to North Track's series, including the following:

          o Maintain and retain all of North Track's charter documents and the filing of all documents required to maintain North Track's status as a Maryland corporation and as a registered open-end investment company;

          o Arrange and prepare and disseminate all materials for meetings of North Track's Board of Directors and committees thereof and review and retain all minutes and other records thereof;

          o Prepare and, subject to approval of North Track's Chief Accounting Officer, disseminate North Track's and each Fund's quarterly financial information to North Track's Board of Directors and prepare such other reports relating to the business and affairs of North Track and each Fund as the officers and North Track's Board of Directors may from time to time reasonably request;

          o Administer North Track's Code of Ethics and periodic reporting to North Track's Board of Directors concerning compliance therewith by persons who are "Access Persons" (as that term is defined in said Code of Ethics);

          o Provide internal legal, compliance, audit, and risk management services and periodic reports to North Track's Board of Directors with respect to such services;

          o Prepare or manage the preparation of responses to all inquiries by regulatory agencies, the press, and the general public concerning the business and affairs of North Track, including the oversight of all periodic inspections of the operations of North Track and its agents by regulatory authorities and responses to subpoenas and tax levies;

          o Handle and resolve any complaints registered with North Track by shareholders, regulatory authorities and the general public;

          o Monitor and arrange for the monitoring of legal, tax, regulatory, and industry developments related to the business affairs of North Track and communicate such developments to North Track's officers and Board of Directors as they may reasonably request or as the Administrator believes appropriate;

          o Administer operating policies of North Track and recommend to North Track's officers and Board of Directors modifications to such policies to facilitate the protection of the shareholders or market competitiveness of North Track and each Fund and to the extent necessary to comply with new legal or regulatory requirements;

          o Respond to surveys conducted by third parties and report each Fund's performance and other Fund information;

          o File claims, monitor class actions involving Fund securities, and handling administrative matters in connection with the litigation or settlement of such claims with respect to each Fund;

          o    Develop, install and/or maintain telephone and automated  systems
               for  receiving,  recording,   tabulating  and/or  responding   to
               shareholder inquiries or communications;

          o Facilitate and assist communication with beneficial owners of Fund shares by brokers and other service providers who own shares in street name; and

          o Maintain and pay membership fees associated with the Fund's member ship in the Investment Company Institute for so long as the Board of Directors deems it advisable and appropriate to maintain such membership.

     Ziegler provides these services pursuant to the terms of an Administration Agreement between it and North Track effective May 1, 2000. The Fund pays Ziegler compensation for providing these services at the rate of 0.1 of 1% of the Fund's average daily net assets. The Administration Agreement will continue in effect from year to year provided North Track's Board of Directors, including at least a majority of the Directors who are not "interested persons" (as that term is defined in the 1940 Act) of North Track, approve such continuance with respect to the Fund. Either party may terminate the Administration Agreement with respect to any or all of North Track's Series at any time on not less than sixty (60) days prior written notice. The Administration Agreement provides that the Administrator shall not be liable to North Track or any Fund for any action taken or thing done by it in good faith and without negligence or misconduct on its part or on the part of any of its subcontractors or agents. North Track must indemnify and hold the Administrator harmless from any and all claims, actions, suits, losses, costs, damages and expenses (including reasonable expenses for counsel) that it incurs in connection with any action or omission by it or its employees, agents or subcontractors in the performance of their duties under the Administration Agreement, unless such act or omission constitutes negligence, misconduct, willful misfeasance, bad faith or reckless disregard.

OTHER SERVICES PROVIDED BY ZIEGLER

     Ziegler also serves as the principal Distributor of shares of the Fund and receives commissions on sales of such shares. See "Purchase of Shares." In addition Ziegler receives reimbursement from the Fund for certain expenses Ziegler incurs in connection with distributing the Fund's shares pursuant to the Distribution Plan adopted by the Fund under Rule 12b-1 of the 1940 Act. See "Distribution Expenses."

CUSTODIAN SERVICES

     Firstar Bank  Milwaukee, N.A.,  serves as  the custodian  of North  Track's
assets,  pursuant  to  a  Custodian  Servicing  Agreement.    The  Custodian  is
responsible for holding and  safekeeping of the Fund's assets.

TRANSFER AGENT SERVICES

     PFPC Global Fund Services provides transfer agent and dividend disbursing services to the Fund.

CODES OF ETHICS

     Rule 17j-1 under Section 17(j) of the 1940 Act makes it illegal for any person associated with North Track or the Adviser, who has knowledge of portfolio securities trades that a portfolio makes or intends to make, to use that information in a manner that benefits that person and/or harms the relevant portfolio. To protect against such conduct, North Track and the Advisor have adopted codes of ethics in accordance with requirements established under Rule 17j-1. The codes of ethics do not prohibit persons who have knowledge of North Track's portfolio securities trades from investing in the same securities; however, the codes of ethics establish time frames, prior approval procedures and reporting requirements designed to assure that persons who have knowledge of the portfolio's securities trades cannot use that information in a manner which is detrimental to the portfolio and/or which benefits the person.

                               PURCHASE OF SHARES

     As the principal Distributor for the Fund, Ziegler allows Selected Dealer discounts (which are alike for all Selected Dealers) from the applicable public offering price. Neither Ziegler nor Selected Dealers are permitted to withhold placing orders to benefit themselves by a price change. The Distribution Agreement between North Track and Ziegler continues from year to year if it is approved annually by North Track's Board of Directors, including a majority of those Directors who are not interested persons, or by a vote of the holders of a majority of the outstanding shares. The Distribution Agreement may be terminated at any time by either party on 60 days notice and will automatically terminate if assigned.

CLASS A SHARES

     The public offering price of the Fund's Class A shares is the net asset value plus a maximum front-end sales charge of 5.25% of the offering price.

     Class A shares of the Fund may be purchased by certain classes of persons without a sales charge, or with a reduced sales charge, as described in the Prospectus. The Board of Directors believes this is appropriate because of the minimal sales effort needed to accommodate these classes of persons.

     Because sales to members of qualified groups result in economies of sales efforts and sales related expenses, the Distributor is able to offer a reduced sales charge to such persons. A "qualified group" is one which: (1) has been in existence for more than six months; (2) has a purpose other than acquiring shares of one or more of the Funds at a discount; (3) has more than 10 members;
(4) is available to arrange for group meetings between representatives of the Distributor or Selected Dealers distributing shares of the relevant Funds; and
(5) agrees to include sales and other materials related to North Track in its mailings to members at reduced or no cost to the Distributor or Selected Dealers. See "Purchasing Shares - Reduced Front-End Sales Charge" in the Prospectus.

CLASS B SHARES

     You may purchase Class B shares of the Fund. The public offering price of Class B shares is net asset value with no front-end sales charge. However, you pay a contingent deferred sales charge (expressed as a percent of the lesser of the current net asset value or original cost) if the Class B shares are redeemed within six years after purchase. See "How to Purchase Shares" in the Prospectus.

DEALER REALLOWANCES

     The Distributor pays a reallowance to Selected Dealers out of the front-end sales load it receives on sales of Class A shares of the Fund, which reallowance is equal to the following percentage of the offering price of such shares:

SIZE OF INVESTMENT                                DEALER REALLOWANCE
------------------                                ------------------

Less than $25,000                                      4.50%
$25,000 but less than $50,000                          4.25%
$50,000 but less than $100,000                         4.25%
$100,000 but less than $250,000                        3.25%
$250,000 but less than $500,000                        2.50%
$500,000 but less than $1,000,000                      1.80%
$1,000,000 or more                                     0.50%

     In addition, the Distributor may pay an additional commission to participating dealers and participating financial institutions acting as agents for their customers in an amount up to the difference between the sales charge and the selected dealer reallowance in respect of the shares sold. The Distributor may offer additional compensation in the form of trips, merchandise or entertainment as sales incentives to Selected Dealers. The Distributor's sales representatives may not qualify to participate in some of these incentive compensation programs, and the Distributor may offer similar incentive compensation programs in which only its own sales representatives qualify to participate. In addition to the Selected Dealer Reallowances reflected in the table, the Distributor may from time to time pay an additional concession to a Selected Dealer which employs a registered representative who sells, during a specific period, a minimum dollar amount of shares, or may pay an additional concession to Selected Dealers on such terms and conditions as the Distributor determines. In no event will such additional concession paid by the Distributor to the Selected Dealer exceed the difference between the sales charge and the Selected Dealer Reallowance in respect of shares sold by the qualifying registered representatives of the Selected Dealer. Selected Dealers who receive a concession may be deemed to be "underwriters" in connection with sales by them of such shares and in that capacity they may be subject to the applicable provisions of the Securities Act of 1933.

     The Distributor may make the following payments, out of its own funds, to Selected Dealers when Class A shares are purchased without a front-end sales charge as follows:

               O Up to 0.75% of the amount invested through the Selected Dealer when at least $1 million of shares are purchased.

               O Up to 0.75% of the amount invested through the Selected Dealer by a pension, profit sharing or other employee benefit plan qualified under Section 401 of the Internal Revenue that also purchased shares of a North Track mutual fund prior to July 1, 1998.

     The Distributor will pay a commission to Selected Dealers who sell Class B shares of a Fund in an amount equal to 4.00% of the net asset value of the shares sold.

     Ziegler earned commissions on sales of shares of the Fund, including front-end sales charges on Class A shares and contingent deferred sales charges on Class B shares, of $12,082 for the fiscal year ended October 31, 2000; $44,091 during the ten-month period from January 1, 1999 through October 31, 1999 (the end of the Fund's new fiscal year); and $141,410 for the fiscal year ended December 31, 1998.

                             DISTRIBUTION EXPENSES

     North  Track's  Distribution  Plan  (the   "Plan")  is  its  written   plan
contemplated by Rule 12b-1 (the "Rule") under the 1940 Act.

     The Plan authorizes the Distributor to make certain payments to any qualified recipient, as defined in the Plan, that has rendered assistance in the distribution of North Track's shares (such as sale or placement of North Track's shares, or administrative assistance, such as maintenance of sub-accounting or other records). Qualified recipients include banks and other financial institutions. The Plan also authorizes the Distributor to purchase advertising for shares of the Fund, to pay for sales literature and other promotional material, and to make payments to its sales personnel. The Plan also entitles the Distributor to receive a fee of .25 of 1% on an annual basis of the average daily net assets of Fund shares that are owned of record by the Distributor as nominee for the Distributor's customers or which are owned by those customers of the Distributor whose records, as maintained by North Track or its agent, designate the Distributor as the customer's dealer of record. Any such payments to qualified recipients or expenses will be reimbursed or paid by North Track, up to maximum annual amounts established under the terms of the Plan.

CLASS A SHARES

     The maximum amount of fees payable under the Plan during any calendar year with respect to Class A Shares of the Fund may not exceed an amount equal to
0.25 of 1% of the average daily net assets of the Fund over the relevant year.

CLASS B SHARES

     The maximum amount of fees payable under the Plan during any calendar year by a Fund with respect to its outstanding Class B shares may not exceed an amount equal to 1.00% of the average daily net assets of the Fund over the relevant year which are attributable to such shares. A part of the distribution fee equal to 0.75 of 1% of the average daily net assets of the Fund will be paid to compensate the Distributor for assuming the costs of brokers' commissions in connection with the sale of the Class B shares.

     The Distributor bears its expenses of distribution above the foregoing amounts. No reimbursement or payment may be made for expenses of past fiscal years or in contemplation of expenses for future fiscal years under the Plan.

     The Plan states that if and to the extent that any of the payments by North Track listed below are considered to be "primarily intended to result in the sale of shares" issued by the Fund within the meaning of the Rule, such payments by North Track are authorized without limit under the Plan and shall not be included in the limitations contained in the Plan: (1) the costs of the preparation, printing and mailing of all required reports and notices to shareholders, irrespective of whether such reports or notices contain or are accompanied by material intended to result in the sale of shares of North Track or other funds or other investments; (2) the costs of preparing, printing and mailing of all prospectuses to shareholders; (3) the costs of preparing, printing and mailing of any proxy statements and proxies, irrespective of whether any such proxy statement includes any item relating to, or directed toward, the sale of North Track's shares; (4) all legal and accounting fees relating to the preparation of any such reports, prospectuses, proxies and proxy statements; (5) all fees and expenses relating to the qualification of North
Track and or their shares under the securities or "Blue Sky" laws of any jurisdiction; (6) all fees under the 1940 Act and the Securities Act of 1933, including fees in connection with any application for exemption relating to or directed toward the sale of North Track's shares; (7) all fees and assessments of the Investment Company Institute or any successor organization or industry association irrespective of whether some of its activities are designed to provide sales assistance; (8) all costs of preparing and mailing confirmations of shares sold or redeemed or share certificates and reports of share balances; and (9) all costs of responding to telephone or mail inquiries of shareholders.

     The Plan also states that it is recognized that the costs of distribution of North Track's shares are expected to exceed the sum of permitted payments, permitted expenses, and the portion of the sales charge retained by the Distributor, and that the profits, if any, of the Advisor are dependent primarily on the advisory fees paid by North Track to NorthPointe. If and to the extent that any investment advisory fees paid by North Track might, in view of any excess distribution costs, be considered as indirectly financing any activity which is primarily intended to result in the sale of shares issued by North Track, the payment of such fees is nonetheless authorized under the Plan. The Plan states that in taking any action contemplated by Section 15 of the 1940 Act as to any investment advisory contract to which North Track is a party, the Board of Directors including its Directors who are not "interested persons" as defined in the 1940 Act, and who have no direct or indirect financial interest in the operation of the Plan or any agreements related to the Plan ("Qualified Directors"), shall, in acting on the terms of any such contract, apply the "fiduciary duty" standard contained in Sections 36(a) and (b) of the 1940 Act.

     Under the Plan, North Track is obligated to pay distribution fees only to the extent of expenses actually incurred by the Distributor for the current year, and thus there will be no carry-over expenses from the previous years. The Plan permits the Distributor to pay a portion of the distribution fee to authorized broker dealers, which may include banks or other financial institutions, and to make payments to such persons based on either or both of the following: (1) as reimbursement for direct expenses incurred in the course of distributing North Track's shares or providing administrative assistance to North Track or its shareholders, including, but not limited to, advertising, printing and mailing promotional material, telephone calls and lines, computer terminals and personnel (including commissions and other compensation paid to such personnel); and/or (2) at a specified percentage of the average value of certain qualifying accounts of customers of such persons.

     The Plan requires that while it is in effect the Distributor shall report in writing at least quarterly to the Directors, and the Directors shall review, the following: (1) the amounts of all payments, the identity of recipients of each such payment, the basis on which each such recipient was chosen and the basis on which the amount of the payment was made; (2) the amounts of expenses and the purpose of each such expense; and (3) all costs of the other payments specified in the Plan (making estimates of such costs where necessary or desirable) in each case during the preceding calendar or fiscal quarter.

     The Plan will continue in effect from year to year only so long as such continuance is specifically approved at least annually by the Board of Directors and its Qualified Directors cast in person at a meeting called for the purpose of voting on such continuance. The Plan may be terminated any time without penalty by a vote of a majority of the Qualified Directors or by the vote of the holders of a majority of the outstanding voting securities of North Track (or with respect to any Fund, by the vote of a majority of the outstanding shares of such Fund). The Plan may not be amended to increase materially the amount of payments to be made without shareholder approval. While the Plan is in effect, the selection and nomination of those Directors who are not interested persons of North Track is committed to the discretion of such disinterested Directors. Nothing in the Plan will prevent the involvement of others in such selection and nomination if the final decision on any such selection and nomination is approved by a majority of such disinterested Directors.

     During the fiscal year ended October 31, 2000, Ziegler earned Rule 12b-1 fees of $14,520 with regard to the Fund, of which $12,319 is allocable to the Class A shares and $2,201 is allocable to the Class B shares.

                   DETERMINATION OF NET ASSET VALUE PER SHARE

     Shares are sold at their net asset value per share plus the applicable sales charge, if any. See "Purchase of Shares." Net asset value per share of the Fund is determined by subtracting the Fund's liabilities (including accrued expenses and dividends payable) from the Fund's total assets (the value of the securities the Fund holds plus cash or other assets, including interest accrued but not yet received) and dividing the result by the total number of shares outstanding.

     The Fund will calculate its net asset value per share as of the close of trading on the New York Stock Exchange (the "Exchange") at least once every weekday, Monday through Friday, except on customary national business holidays which result in the closing of the Exchange (including New Year's Day, President's Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving Day and Christmas Day).

     Securities for which market quotations are readily available will be valued at their last sale price prior to the close of the Exchange, unless there have been no trades on that day and the last sale price is below the bid price or above the ask price. If the last prior sale price is below the bid, instruments will be valued at the bid price at the close of the Exchange; if the last prior sale price is above the ask price, the instrument will be valued at the ask price at the close of the Exchange. Securities and other assets for which quotations are not readily available will be valued at their fair value on a consistent basis using valuation methods determined by the Board of Directors. The Fund intends to determine fair value for such securities based in part upon the information supplied by pricing services approved by the Board of Directors. Valuations of Fund securities furnished by the pricing service will be based upon a computerized matrix system and/or appraisals by the pricing service in each case in reliance upon information concerning market transactions and quotations from recognized securities dealers.

                            PERFORMANCE INFORMATION

     From time to time the Fund may advertise its "yield" and "total return." Yield is based on historical earnings and total return is based on historical
--------------------------------------------------------------------------------
distributions; neither is intended to indicate future performance.  The  "yield"
------------------------------------------------------------------
of a Fund refers to the income generated by an investment in that Fund over a one-month period (which period will be stated in the advertisement). This income is then "annualized." That is, the amount of income generated by the investment during the month is assumed to be generated each month over a 12-month period and is shown as a percentage of the investment. "Total return" of the Fund refers to the average annual total return for one, five and ten year periods (or so much thereof as a Fund has been in existence). Total return is the change in redemption value of shares purchased with an initial $1,000 investment, assuming the reinvestment of dividends and capital gain distributions, after giving effect to the maximum applicable sales charge. Performance information should be considered in light of the Fund's investment objectives and policies, characteristics and quality of the Fund and the market conditions during the time period, and should not be considered as a representation of what may be achieved in the future. Investors should consider these factors and possible differences in the methods used in calculating performance information when comparing the Fund's performance to performance figures published for other investment vehicles.

     Average annual total return is computed by finding the average annual compounded rates of return over the 1, 5, and 10 year periods ended on the date of the balance sheet of the Fund (which are incorporated by reference into this Statement of Additional Information - See "Financial Statements") that would equate the initial amount invested to the ending redeemable value, according to the following formula:
                               P(1 + T)n = ERV
Where:

     P    =    a hypothetical initial payment of $1,000
     T    =    average annual total return
     n    =    number of years
     ERV  =    ending redeemable value of a hypothetical $1,000 payment made  at the beginning of the 1, 5, or 10 year periods at the end of the 1, 5, or 10 year periods (or fractional portion thereof).

     In some circumstances the Fund may advertise its total return for a 1, 2 or 3-year period, or the total return since the Fund commenced operations. In such circumstances the Fund will adjust the values used in computing return to correspond to the time period for which the information is provided.

     The average annual total returns for the Class A and Class B shares of the Fund for the one-and five-year periods ended October 31, 2000 and for the period from commencement of operations through October 31, 2000 are set forth in the table below. The total returns for Class A shares of the Fund have been restated to reflect the September 8, 1997 increase in the maximum sales loads for the Fund from 4.50% to 5.25% of the public offering price.

                                                     FROM COMMENCEMENT
                      1 YEAR          5 YEAR           OF OPERATIONS
                      ------          ------           -------------

       CLASS A        20.93%          12.49%           11.65(1)<F13>

       CLASS B        21.79%            --             2.22%(2)<F14>

(1)<F13>  The Fund commenced operations on August 23, 1994.

(2)<F14>  Class B shares were made available commencing on July 27, 1998.

     For illustrative purposes, the Fund may include in its supplemental sales literature from time to time a mountain graph that advertises the Fund's total return by depicting the growth in the value of an initial investment of $10,000 that a shareholder would have experienced in the relevant Fund since the commencement of the Fund's operations to the present. The presentation consists of a line graph shaded underneath with the value of the amount invested reflected along a vertical axis and the time period from the commencement of the Fund's operations through a given date reflected along a horizontal axis.

     Yield quotations are based on a 30-day (or one-month) period, and are computed by dividing the net investment income per share earned during the period by the maximum offering price per share on the last day of the period, according to the following formula:

                                       a - b      6
                         Yield = 2 [( ------- + 1) - 1]
                                         cd

Where:

     a =  dividends and interest earned during the period.
     b =  expenses accrued for the period (net of reimbursements).
     c = the average daily number of shares outstanding during the period that were entitled to receive dividends.
     d =  the maximum offering price per share on the last day of the period.

     The Fund does not advertise its yield.

     Performance information for the Fund may be compared to various unmanaged indices, such as the S&P 500 Stock Index or the S&P MidCap 400 Stock Index, as well as indices of similar mutual funds. The Fund's advertising may also quote rankings published by other recognized statistical services or publishers such as Lipper Analytical Services, Inc. ("Lipper"), or Weisenberger Investment Companies Service.

     An illustration may be used comparing the growth in value of an initial investment in the Fund compared to a fixed rate of return compounded on a monthly basis. This illustration will reflect the effect of the Fund's sales charge and fluctuations in net asset value, and will assume all income and capital gain distributions are reinvested. The fixed rate of return will be clearly stated and presented as a monthly compounded figure, and therefore will not reflect any market fluctuation.

     In advertising and sales literature, the performance of the Fund may be compared with that of other mutual funds, indexes or averages of other mutual funds, indexes of related financial assets or data and other competing investment and deposit products available from or through other financial institutions. The composition of these indexes, averages or accounts differs from that of the Fund. Comparison of the Fund to an alternative investment will consider differences in features and expected performance.

     All of the indexes and averages noted below will be obtained from the indicated sources or reporting services, which North Track generally believes to be accurate. The Fund may also note its mention (including performance or other comparative rankings) in newspapers, magazines, or other media from time to time. However, North Track assumes no responsibility for the accuracy of such data. Newspapers and magazines which might mention a Fund or North Track include, but are not limited to, the following:

                                             Milwaukee Journal Sentinel
The Business Journal                         Money
Business Week                                Mutual Fund Letter
Changing Times                               Mutual Fund Values
Chicago Tribune                                (Morningstar)
Chicago Sun-Times                            Newsweek
Crain's Chicago                              The New York Times
Business                                     Pension and Investments
Consumer Reports                             Personal Investor
Consumer Digest                              Stanger Reports
Financial World                              Time
Forbes                                       USA Today
Fortune                                      U.S. News and World Reports
Investor's Daily                             The Wall Street Journal
Los Angeles Times

     When a newspaper, magazine or other publication mentions North Track or the Fund, such mention may include: (i) listings of some or all of the Fund's holdings; (ii) descriptions of characteristics of some or all of the securities held by the Fund, including price-earnings ratios, earnings, growth rates and other statistical information, and comparisons of that information or similar statistics for the securities comprising any of the indexes or averages listed above; and (iii) descriptions of North Track or a Fund manager's economic and market outlook, in general and for a Fund.

     The Fund may compare its performance to the Consumer Price Index (All Urban), a widely recognized measure of inflation.

     The performance of the Fund may be compared to any or all of the following indexes or averages:

     Dow-Jones Industrial Average             New York Stock Exchange
     Russell 2000 Small Stock Index             Composite Index
     Russell Mid-Cap Stock Index              American Stock Exchange
     Russell 2500 Index                         Composite Index
     Standard & Poor's 500 Stock Index        NASDAQ Composite
     Standard & Poor's 400 Industrials        NASDAQ Industrials
     Standard & Poor's Mid-Cap 400 Index      (These indexes generally reflect
     Wilshire 5000                              the performance of stock traded
     Wilshire 4500                              in the indicated markets.)
     Wilshire 4000
     (These indexes are widely recognized
     indicators  of general U.S.
     stock market results.)

     The performance of the Fund may also be compared to the following mutual fund industry indexes or averages: Value Line Index; Lipper Capital Appreciation Fund Average; Lipper Growth Funds Average; Lipper Mid-Cap Growth Funds Average; Lipper General Equity Funds Average; Lipper Equity Funds Average; Morningstar Growth Average; Morningstar Aggressive Growth Average; Morningstar U.S. Diversified Average; Morningstar Equity Fund Average; Morningstar Hybrid Average; Morningstar All Equity Funds Average; and Morningstar General Equity Average.

     Lipper Small Growth Fund Index reflects the net asset value weighted total return of the largest thirty growth funds as calculated and published by Lipper. Lipper is an independent service that monitors the performance of more than 1,000 funds.

     The Lipper and Morningstar averages are unweighted averages of total return performance of mutual funds as classified, calculated and published by Lipper and by Morningstar, Inc. ("Morningstar"), respectively. The Fund may also use comparative performance as computed in a ranking by Lipper or category averages and rankings provided by another independent service. Should Lipper or another service reclassify the Fund to a different category or develop (and place the Fund into) a new category, the Fund may compare its performance or ranking against other funds in the newly assigned category, as published by the service. Moreover, the Fund may compare its performance or ranking against all funds tracked by Lipper or another independent service, and may cite its rating, recognition or other mention by Morningstar or any other entity. Morningstar's rating system is based on risk-adjusted total return performance and is expressed in a star-rating format. The risk-adjusted number is computed by subtracting the Fund's risk score (which is a function of the Fund's monthly returns less the 3-month Treasury bill return) from the Fund's load-adjusted total return score. This numerical score is then translated into rating categories, with the top 10% labeled five star, the next 22.5% labeled four star, the next 35% labeled three star, the next 22.5% labeled two star and the bottom 10% one star. A high rating reflects either above-average returns or below-average risks, or both.

     To illustrate the historical returns on various types of financial assets, the Fund may use historical data provided by Ibbotson Associates, Inc. ("Ibbotson"), a Chicago-based investment firm. Ibbotson constructs (or obtains) very long-term (since 1926) total return data (including, for example, total return indexes, total return percentages, average annual total returns and standard deviations of such returns) for the following asset types: common stocks, small company stocks, long-term corporate bonds, long-term government bonds, intermediate-term government bonds, U.S. Treasury bills and Consumer Price Index. The Fund may also use historical data compiled by Prudential Securities, Inc., or by other similar sources believed by North Track to be accurate, illustrating the past performance of small-capitalization stocks, large-capitalization stocks, common stocks, equity securities, growth stocks (small-capitalization, large-capitalization, or both) and value stock (small-capitalization, large-capitalization, or both).

                                   TAX STATUS

     Each series of a series company, such as North Track, is treated as a single entity for Federal income tax purposes so that the net realized capital gains and losses of the various Funds in one fund are not combined.

     The Fund intends to qualify as a "regulated investment company" under the Internal Revenue Code of 1986 (the "Code"). In order to qualify as a regulated investment company, the Fund must satisfy a number of requirements. Among such requirements is the requirement that at least 90% of the Fund's gross income is derived from dividends, interest, payments with respect to securities loans, gains from the sale or other disposition of stocks, securities or foreign currencies, and other income (including but not limited to gains from options, futures or forward contracts) derived with respect to the Fund's business of investing in such stock, securities or currencies. In addition, the Fund must distribute at least 90% of its taxable income (including short-term realized gains on the sale of securities in addition to interest, dividend and other income) and, is subject to a 4% federal excise tax if it fails to distribute at least 98% of its ordinary income and 98% of its net capital gains earned or realized during a calendar year. The Fund plans to distribute its income and capital gains so as to avoid the excise tax. The Fund is subject to the further limitation that, with respect to 50% of its assets, no more than 5% of its assets may be invested in the securities of any one issuer and the Fund may not hold more than 10% of the outstanding voting securities of such issuer. Finally, the Fund may not invest more than 25% of its assets in securities (other than Government securities or securities of other regulated investment companies) of any one issuer or two or more affiliated issuers in the same or similar businesses or in related businesses.

     A portion of the Fund's net investment income may qualify for the 70% dividends received deduction for corporations. The aggregate amount eligible for the dividends received deduction may not exceed the aggregate qualifying dividends received by the Fund for the year.

     Dividends and other distributions paid to individuals and other non-exempt payees are subject to a 31% backup Federal withholding tax if the Transfer Agent is not provided with the shareholder's correct taxpayer identification number or certification that the shareholder is not subject to such backup withholding or if the Fund is notified that the shareholder has under reported income in the past. In addition, such backup withholding tax will apply to the proceeds of redemption or repurchase of shares from a shareholder account for which the correct taxpayer identification number has not been furnished. For most individual taxpayers, the taxpayer identification number is the social security number. An investor may furnish the Transfer Agent with such number and the required certifications by completing and sending the Transfer Agent either the Account Application form attached to the Prospectus or IRS Form W-9.

              CONTROL PERSONS AND PRINCIPAL HOLDERS OF SECURITIES

     No person controls North Track or the Fund.

     As of January 31, 2001, no person was known to North Track to own of record or beneficially (determined in accordance with Rule 13d-3 under the Securities Exchange Act of 1934) own more than 5% of the outstanding shares of North Track, or of any class of the Fund, except as reflected in the table below:

                                                              PERCENT OF
HOLDER                             PERCENT OF CLASS OWNED     FUND OWNED
------                             ----------------------     ----------

Diversified Investment Advisors        27.0% (Class A)           23.0%
Collective Trust
4 Manhattanville Road
Purchase, NY10577

     Information as to beneficial ownership was obtained from information on file with the Securities and Exchange Commission or furnished by the specified person or the Transfer Agent.

                        FUND TRANSACTIONS AND BROKERAGE

     Purchase and sale orders for Fund securities may be effected through brokers, although it is expected that transactions in debt securities will generally be conducted with dealers acting as principals. Purchases and sales of securities on a stock exchange are effected through brokers who charge a commission for their services. Purchases and sales of securities traded over-the-counter may be effected through brokers or dealers. Brokerage commissions on securities and options are subject to negotiation between North Track and the broker.

     Allocation of transactions, including their frequency, to various dealers is determined by the Advisors in their best judgment and in a manner deemed fair and reasonable to shareholders. The primary consideration is prompt and efficient execution of orders in an effective manner at the most favorable price. North Track may also consider sales of shares of its various series as a factor in the selection of broker-dealers, subject to the policy of obtaining best price and execution. In addition, if NorthPointe or another affiliate of an Advisor is utilized as a broker by North Track, and other clients of such Advisor are considering the same types of transactions simultaneously, the Advisor will allocate the transactions and securities in which they are made in a manner deemed by it to be equitable, taking into account size, timing and amounts. This may affect the price and availability of securities to the Fund.

     For the last three fiscal years, the aggregate brokerage commissions paid by the Fund on purchases and sales of Fund securities were $20,333 for the fiscal year ended October 31, 2000; $36,087 for the ten-month period from January 1, 1999 through October 31, 1999 (the end of the Fund's new fiscal year); and $46,251 for the fiscal year ended December 31, 1998.

     The aggregate brokerage commissions paid by each Fund to Ziegler or an affiliate of Ziegler were as follows: $780 for the fiscal year ended October 31, 2000; $0 in the ten-month period from January 1, 1999 through October 31,1999 (the end of the Fund's new fiscal year); and $0 for the fiscal year ended December 1998.

     The amount received by Ziegler or its affiliates for the fiscal year ended October 31, 2000 constituted 3.8% of the aggregate brokerage commissions paid by the Fund during that fiscal year, and the brokerage commissions earned by Ziegler and its affiliates during that fiscal year were earned on approximately 3.8% of the total dollar amount of transactions of the Fund which involved the payment of commissions.

     Except for commissions paid to Ziegler and its affiliates, the Fund did not pay brokerage commissions to any affiliate of the Advisor during the periods presented.

                   COUNSEL AND INDEPENDENT PUBLIC ACCOUNTANTS

     The audited financial statement of the Fund incorporated by reference into the Prospectus and this Statement of Additional Information has been audited by Arthur Andersen LLP, independent public accountants, as indicated in their report with respect thereto and incorporated by reference into the Prospectus and this Statement of Additional Information in reliance upon the authority of said firm as experts in accounting and auditing in giving said report.

     Quarles & Brady LLP, as counsel to North Track, has rendered its opinion as to certain legal matters regarding the due authorization and valid issuance of the shares of common stock being sold pursuant to the Prospectus.

                              FINANCIAL STATEMENTS

     The following audited financial statements and related notes of the Fund and the Report of the Independent Public Accountants thereon are incorporated herein by reference from North Track's 2000 Annual Report to shareholders of the Fund.

     1.   Balance Sheet for the Fund as of October 31, 2000.

     2.   Schedule of Investments for the Fund as of October 31, 2000

     3. Statement of Operations for the Fund for the year ended October 31, 2000 and for the ten months ended October 31, 1999.

     4. Statement of Changes in Net Assets for the Fund for the year ended October 31, 2000 and for the ten months ended October 31, 1999.

     5.   Financial Highlights for the Fund.

     A copy of the 2000 Annual Report may be obtained free of charge by writing or calling North Track, 215 North Main Street, West Bend, Wisconsin 53095, telephone: 1-800-826-4600.

NORTH TRACK FUNDS, INC.

     215 North Main Street
     West Bend, Wisconsin 53095


INVESTMENT ADVISOR

     NorthPointe Capital, LLC
     101 West Big Beaver Road
     Suite 1125
     Troy, Michigan  48084

ADMINISTRATOR, DISTRIBUTOR AND ACCOUNTING/PRICING AGENT

     B.C. Ziegler and Company
     215 North Main Street
     West Bend, Wisconsin 53095

TRANSFER AGENT

     PFPC Global Fund Services
     P.O. Box 60504
     King of Prussia, Pennsylvania 19406

CUSTODIAN

     Firstar Bank Milwaukee, N.A.
     777 East Wisconsin Avenue
     Milwaukee, Wisconsin 53202

LEGAL COUNSEL

     Quarles & Brady LLP
     411 East Wisconsin Avenue
     Milwaukee, Wisconsin 53202

INDEPENDENT PUBLIC ACCOUNTANTS

     Arthur Andersen LLP
     100 East Wisconsin Avenue
     Milwaukee, Wisconsin 53202

                            NORTH TRACK FUNDS, INC.

                               SELECT VALUE FUND

                                 MARCH 1, 2001

                      STATEMENT OF ADDITIONAL INFORMATION

                    PRINCIPAL PRESERVATION PORTFOLIOS, INC.

Part C.   Other Information

Item 23.  Exhibits
          --------

          See Exhibit Index following Signature Page, which Exhibit Index is incorporated herein by this reference.

Item 24.  Persons Controlled by or under Common Control with the Fund
          -----------------------------------------------------------

          Not applicable.

Item 25.  Indemnification
          ---------------

          Reference is made to Article IX of Principal Preservation's Bylaws filed as Exhibit No. (B) to its Registration Statement with respect to the indemnification of Principal Preservation's directors and officers, which is set forth below:

          Section 9.1.   Indemnification of Officers,  Directors, Employees  and
          -----------    -------------------------------------------------------
          Agents.  The Corporation shall indemnify  each person who was or is  a
          ------
          party or is threatened to be made a party to any threatened, pending or completed action, suit or proceeding, whether civil, criminal, administrative or investigative ("Proceeding"), by reason of the fact that he is or was a Director, officer, employee or agent of the Corporation, or is or was serving at the request of the Corporation as a Director, officer, employee or agent of another corporation, partnership, joint venture, trust or other enterprise, against all expenses (including attorneys' fees), judgments, fines and amounts paid in settlement actually and reasonably incurred by him in connection with such Proceeding to the fullest extent permitted by law; provided that:
               --------

               (a) whether or not there is an adjudication of liability in such Proceeding, the Corporation shall not indemnify any person for any liability arising by reason of such person's willful misfeasance, bad faith, gross negligence, or reckless disregard of the duties involved in the conduct of his office or under any contract or agreement with the Corporation ("disabling conduct"); and

               (b)  the Corporation shall not indemnify any person unless:

                    (1) the court or other body before which the Proceeding was brought (i) dismisses the Proceeding for insufficiency of evidence of any disabling conduct, or (ii) reaches a final decision on the merits that such person was not liable by reason of disabling conduct; or

                    (2) absent such a decision, a reasonable determination is made, based upon a review of the facts, by (i) the vote of a majority of a quorum of the Directors of the Corporation who are neither interested persons of the Corporation as defined in the Investment Company Act of 1940 nor parties to the Proceeding, or (ii) if such quorum is not obtainable, or even if obtainable, if a majority of a quorum of Directors described in paragraph (b)(2)(i) above so directs, by independent legal counsel in a written opinion, that such person was not liable by reason of disabling conduct.

     Expenses (including attorneys' fees) incurred in defending a Proceeding will be paid by the Corporation in advance of the final disposition thereof upon an undertaking by such person to repay such expenses (unless it is ultimately determined that he is entitled to indemnification), if:

          (1)  such person shall provide adequate security for his undertaking;

          (2) the Corporation shall be insured against losses arising by reason of such advance; or

          (3) a majority of a quorum of the Directors of the Corporation who are neither interested persons of the Corporation as defined in the Investment Company Act of 1940 nor parties to the Proceeding, or independent legal counsel in a written opinion, shall determine, based on a review of readily available facts, that there is reason to believe that such person will be found to be entitled to indemnification.

     Section 9.2 Insurance of  Officers, Directors, Employees  and Agents.   The
     --------------------------------------------------------------------
Corporation may purchase and maintain insurance on behalf of any person who is or was a Director, officer, employee or agent of the Corporation, or is or was serving at the request of the Corporation as a Director, officer, employee or agent of another corporation, partnership, joint venture, trust or other enterprise against any liability asserted against him and incurred by him in or arising out of his position. However, in no event will the Corporation purchase insurance to indemnify any such person for any act for which the Corporation itself is not permitted to indemnify him.

Item 26.  Business and Other Connections of Investment Advisor
          ----------------------------------------------------

          (a)  B.C. Ziegler and Company

               B.C. Ziegler  and Company  is a  wholly owned  subsidiary of  The
     Ziegler Companies, Inc.   It  serves as investment  advisor to  all of  the
     currently designated series of Principal Preservation Portfolios, Inc.

               Set forth below is a list of the officers and directors of B.C. Ziegler and Company as of February 15, 2001 together with information as to any other business, profession, vocation or employment of a substantial nature of those officers and directors during the past two years:

                               POSITION WITH
                                B.C. ZIEGLER
NAME                        AND COMPANY(1)<F15>     OTHER AFFILIATIONS(2)<F16>
----                        -------------------     --------------------------

Peter D. Ziegler         Chairman of the Board      Chairman of the Board and
                         and Director               Director, The Ziegler
                                                    Companies, Inc.; Director,
                                                    PMC International, Inc.;
                                                    Director and Vice
                                                    President, Ziegler
                                                    Financing Group; Director,
                                                    First Church Financing
                                                    Corporation; Director and
                                                    Vice President, Ziegler
                                                    Collateralized Securities
                                                    Group; Director of West
                                                    Bend Mutual Insurance
                                                    Company, 1900 S. 18th
                                                    Avenue, West Bend, WI
                                                    53095 (insurance company);
                                                    Director of Trustmark
                                                    Insurance Cos. (mutual
                                                    life insurance company)

John J. Mulherin         Director, President and
                         Chief Executive Officer

S. Charles O'Meara       Senior Vice President,
                         General Counsel,
                         Secretary and Director

Gary P. Engle            Senior Vice President

John C. Wagner           Senior Vice President -
                         Ziegler Investment Group
                         Retail Sales and Director

Donald A. Carlson, Jr.   Senior Managing Director,
                         Healthcare and Senior
                         Living Investment Banking
                         Group

Robert J. Tuszynski      Managing Director -        President, Chief Executive
                         Ziegler Investment Group   Officer and Director of
                                                    Principal Preservation
                                                    Portfolios, Inc.

R. R. Poggenburg         Senior Vice President -
                         Ziegler Investment Group

M. P. McDaniel           Managing Director - Sales
                         and Trading, Healthcare
                         and Senior Living
                         Investment Banking Group

T. R. Paprocki           Managing Director,
                         Ziegler Investment Group

D. J. Hermann            Managing Director,
                         Healthcare and Senior
                         Living Investment Group

J. C. Vredenbregt        Senior Vice President -
                         Chief Financial Officer,
                         Treasurer and Controller

W. G. Morse              Senior Vice President -
                         National Sales, Ziegler
                         Investment Group

R. C. Krieg              Senior Vice President,
                         Ziegler Investment Group

(1)<F15> B.C. Ziegler and Company contains operating divisions, including the Healthcare and Senior Living Investment Banking Group and The Ziegler Investment Group.

(2)<F16> Certain of the indicated persons are officers or directors, or both, of B.C. Ziegler and Company's parent, The Ziegler Companies, Inc., and of other subsidiaries of its parent. Other than these affiliations, and except as otherwise indicated on the table, the response is none.

     (b)  Geneva Capital Management Ltd.

          Geneva Capital Management Ltd. ("Geneva") serves as sub-advisor to the Managed Growth Portfolio. Geneva is a privately owned Wisconsin corporation. Set forth below is a list of the officers and directors of Geneva as of February 15, 2001, together with information as to any other business, profession, vocation or employment of a substantial nature of those officers and directors during the past two years (the business address of all such persons is c/o Geneva Capital Management L.P., 250 East Wisconsin Avenue, Suite 1050, Milwaukee, Wisconsin 53202):

NAME                           POSITION WITH GENEVA    OTHER AFFILIATIONS
----                           --------------------    ------------------

William A. Priebe            President and Director    None

Amy S. Croen                 Executive Vice President  None
                             and Director

John J. O'Hare II            Vice President            Senior Analyst, The
                                                       Nicholas Funds
                                                       (registered investment
                                                       company), from 1992 to
                                                       1997

William F. Schneider, M.D.   Director                  Retired Surgeon


Item 27.  Principal Underwriters
          ----------------------

     (a)

                            OTHER INVESTMENT COMPANIES FOR WHICH UNDERWRITER
     UNDERWRITER          ACTS AS UNDERWRITER, DEPOSITOR OR INVESTMENT ADVISOR
     -----------          ----------------------------------------------------
     B.C. Ziegler         An underwriter for all  of the mutual fund  series of
     and Company          Principal  Preservation;  American   Tax-Exempt  Bond
                          Trust,  Series 1  (and  subsequent  series);  Ziegler
                          U.S.  Government  Securities  Trust,  Series  1  (and
                          subsequent series); American  Income Trust, Series  1
                          (and subsequent series); Ziegler Money  Market Trust;
                          The Insured American Tax-Exempt Bond Trust,  Series 1
                          (and subsequent series); and principal underwriter for Portico Funds.

     (b) A list of the officers and directors of B.C. Ziegler and Company as of February 15, 2001, together with information as to their positions with B.C. Ziegler and Company and with Principal Preservation, is set forth under Item 26(a) above. The address of each officer and director of B.C. Ziegler and Company is 215 North Main Street, West Bend, Wisconsin 53095, Telephone (414) 334-5521.

     (c)  Not applicable.

Item 28.  Location of Accounts and Records
          --------------------------------

          (a)  B.C. Ziegler and Company
               215 North Main Street
               West Bend, Wisconsin 53095

               General ledger, including subsidiary ledgers; corporate records and contracts; Portfolio ledger; shareholder documents, including IRA documents; and transaction journals and confirmations for portfolio trades for all of the Funds other than the Managed Growth Fund.

          (b)  Geneva Capital Management, Ltd.
               250 East Wisconsin Avenue
               Suite 1050
               Milwaukee, Wisconsin  53202

               Transaction journals and confirmations for portfolio trades for the Managed Growth Fund.

Item 29.  Management Services
          -------------------

          Not applicable.

Item 30.  Undertakings
          ------------

          Not applicable.

                                   SIGNATURES

     Pursuant to the requirements of the Securities Act and the Investment Company Act, the Registrant has caused this Post-Effective Amendment to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of West Bend and State of Wisconsin on this 16th day of February, 2001.

                              PRINCIPAL PRESERVATION PORTFOLIOS, INC.

                                   /s/  Robert J. Tuszynski
                              By:  ---------------------------------------------
                                   Robert J. Tuszynski, President and Chief Executive Officer

     Pursuant to the requirements of the Securities Act, this Post-Effective Amendment to its Registration Statement on Form N-1A has been signed below on this 16th day of February, 2001, by the following persons in the capacities indicated.


           SIGNATURE                                 TITLE
           ---------                                 -----

/s/  Peter D. Ziegler            Director and Chairman of the Board
------------------------------
Peter D. Ziegler

/s/  Franklin P. Ciano           Chief Financial Officer  and Treasurer (Chief
------------------------------   Financial and Accounting Officer)
Franklin P. Ciano

Richard H. Aster*<F17>           Director
------------------------------
Richard H. Aster

August J. English*<F17>          Director
------------------------------
August J. English

Ralph J. Eckert*<F17>
------------------------------   Director
Ralph J. Eckert

*<F17>  By:/s/  Robert J. Tuszynski
-----------------------------------
Robert J. Tuszynski, pursuant  to a Power of
Attorney dated May 15, 1998, a copy of which
is filed herewith (see following page)

                    PRINCIPAL PRESERVATION PORTFOLIOS, INC.

                               POWER OF ATTORNEY

      KNOW ALL MEN BY THESE PRESENT, that each person whose signature appears below constitutes and appoints Robert J. Tuszynski, Franklin P. Ciano and S. Charles O'Meara, or any of them, with full power of substitution, as his true and lawful attorneys and agents, to execute in his name and on his behalf, in any and all capacities, Principal Preservation Portfolios, Inc.'s Registration Statement on Form N-1A (Registration No. 33-12 under the Securities Act of 1933; File No. 811-4401 under the Investment Company Act of 1940) filed with the Securities and Exchange Commission under both the Securities Act of 1933, as amended, and the Investment Company Act of 1940, as amended, together with any and all other instruments which such attorneys and agents, or any of them, deem necessary or advisable to enable Principal Preservation Portfolios, Inc. to comply with such Acts and the rules, regulations and requirements of the Securities and Exchange Commission and the securities or Blue Sky laws of any state or other jurisdiction, and the undersigned hereby ratifies and confirms as his own act and deed any and all actions that such attorneys and agents, or any of them, shall do or cause to be done by virtue hereof. Any of such attorneys and agents have, and may exercise, all of the powers conferred herein.

      IN WITNESS WHEREOF, each of the undersigned directors of Principal Preservation Portfolios, Inc. has hereunto set his hand as of this 15th day of May, 1998.

/s/  Robert J. Tuszynski                /s/ August J. English
--------------------------------------  --------------------------------------
Robert J. Tuszynski                     August J. English

/s/ Richard J. Glaisner                 /s/ Ralph J. Eckert
--------------------------------------  --------------------------------------
Richard J. Glaisner                     Ralph J. Eckert

/s/ Richard H. Aster
--------------------------------------
Richard H. Aster

                                 EXHIBIT INDEX

                                            PREVIOUSLY FILED AND
                                                INCORPORATED
                                             BY REFERENCE FROM:
                                         --------------------------

                                            1933 ACT
                                         POST-EFFECTIVE
EXHIBIT                                     AMENDMENT    Date Filed     FILED
NUMBER             DESCRIPTION               NUMBER       With SEC    HEREWITH
------             -----------               ------       --------    --------

(A)(1)   Amended and  Restated Articles        38          4/30/97
         of Incorporation

(A)(2)   February  29,   2000  Articles        54          3/2/00
         Supplementary

(B)      By-Laws                               38          4/30/97

(C)      Rule 18f-3 Operating Plan             54          3/2/00

(D)(1)   Investment  Advisory Agreement        48          2/12/99
         with B.C. Ziegler and Company

(D)(2)   Sub-Advisory   Agreement  with        47         12/31/98
         Geneva Capital Management

(D)(3)   Interim   Investment  Advisory                                   X
         Agreement   with   NorthPointe
         Capital,  LLC  for the  Select
         Value Portfolio

(D)(4)   Investment  Advisory Agreement                                   X
         with NorthPointe  Capital, LLC
         for the Select Value Portfolio

(E)(1)   Distribution Agreement                48          2/12/99

(E)(2)   Amendment    No.   1,    dated        54          3/2/00
         February 29,  2000, to Amended
         and    Restated   Distribution
         Agreement

(E)(3)   Form   of  Selected   Dealer's        48          2/12/99
         Agreement

(F)      Not Applicable

(G)      Custodian    Agreement    with        43          5/1/98
         Firstar Trust Company

(H)(1)   Transfer      and     Dividend        33          3/27/96
         Disbursing Agent Agreement

(H)(2)   Accounting/Pricing Agreement          46         10/15/98

(H)(3)   Shareholder          Servicing        36         12/10/96
         Agreement for  Class  X Retail
         Shares  of  the  Cash  Reserve
         Portfolio

(H)(4)   Administrative        Services        48          2/12/99
         Agreement  for   Cash  Reserve
         Portfolio

(H)(5)   License Agreement with Pacific        37          2/28/97
         Stock Exchange Incorporated

(H)(6)   License     Agreement     with                    4/30/99
         Standard       and      Poor's        51
         Corporation

(H)(7)   Administration Agreement              55          5/1/00

(H)(8)   Agreement    and    Plan    of                                   X
         Reorganization for  the Select
         Value Portfolio

(I)      Opinion of Counsel                    38          4/30/97

(J)(1)   Consent of  Independent Public                                   X
         Accountants

(J)(2)   Consent of Counsel                                               X

(K)      Not Applicable

(L)      Not Applicable

(M)      Amended      and      Restated        54          3/2/00
         Distribution Plan  Pursuant to
         Rule 12b-1,  including Form of
         Related     Agreement     with
         Selected Dealers

(O)      See Exhibit (C)

(P)      Code of Ethics                        55          5/1/00